UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2020

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Multi-Sector Bond Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2020
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Loomis, Sayles & Company, L.P. (“Loomis”) and Newfleet Asset Management, LLC (“Newfleet”)
Fund Performance
For the twelve-month period ended December 31, 2020, the Fund (Investor Class shares) returned 9.10%, relative to a 10.13% return for the Bloomberg Barclays Multiverse Index, the Fund’s benchmark index.
Loomis Commentary
The Loomis sub-advised portion of the Fund has the flexibility to opportunistically invest in various fixed-income sectors, including U.S. government obligations, foreign bonds, and high-yield domestic debt securities. An allocation to cash reserves was the largest detractor for the year.
First Quarter Review: Global financial markets experienced significant disruptions in the first quarter due to the Covid-19 pandemic. Investors reacted by selling positions in higher-risk asset classes and moving into perceived safe havens such as U.S. Treasurys. Policy makers, for their part, responded with extraordinary measures. The U.S. Federal Reserve (“Fed”) cut short-term interest rates to zero, expanded its lending facilities and announced an asset-purchase program including Treasurys, mortgage-backed securities, and corporate issues. In addition, the U.S. government passed a $2 trillion fiscal stimulus package in late March (the CARES Act). The response was similar overseas, with a combination of accelerated interest rate cuts and a wide range of fiscal measures designed to support growth. While these efforts helped arrest the decline in risk assets late in the quarter, most asset classes nonetheless finished with sizable losses.
U.S. Treasurys were the primary beneficiaries of expectations for negative growth, the Fed’s aggressive rate cuts and the global “flight to safety.” The 10-year note, which closed 2019 with a yield of 1.92%, fell below 0.4% at its intraday low on March 9 - the lowest level in history. (Prices and yields move in opposite directions.) The unusual market action also led to an inverted yield curve in early March, meaning that yields on short-term issues were higher than those on longer-term securities. While the Fed’s rate cuts helped normalize the curve by the end of the quarter, yields across the entire curve nonetheless finished near their historical lows. Expectations for negative economic growth created extreme uncertainty surrounding the outlook for corporate earnings, contributing to a sharp sell-off in investment-grade corporate debt in late February and most of March. However, the category staged an impressive rally late in the month following news of the Fed’s intent to include corporates in its asset purchase program. High-yield bonds were one of the worst performing areas of the U.S. fixed-income market. In addition to facing pressure from the general downturn in riskier assets, high-yield faced challenges of falling oil prices and poor liquidity conditions. As a result, the asset class experienced its worst quarterly return since the fourth quarter of 2008. As is typically the case in “risk-off” markets, emerging market bonds posted a loss and underperformed U.S. investment-grade debt by a wide margin. The asset class, in addition to experiencing headwinds from slowing global growth, was hurt by the strong rally in the U.S. dollar relative to emerging market currencies.
Our overweight allocation to investment-grade credit negatively affected performance during the quarter. Select exposure to energy, transportation, and communications names detracted from excess return for the period. On an excess return basis, this sector was the largest detractor for the period. Security selection in high-yield credit also generated negative returns during the quarter. Our underweight exposure to U.S. Treasury was negative for the period. Lastly, cash reserves limited performance for the quarter.
Second Quarter Review: The second quarter brought a distinct improvement in the market backdrop compared to the first three months of the year. Investors were encouraged that a gradual re-opening of the economy would limit the duration of the coronavirus-induced recession and fuel a quick recovery in growth. In addition, markets displayed confidence that the Fed would continue to provide support for financial assets through its highly accommodative monetary policies. These developments led to a rebound in investors’ appetites for riskier asset classes such as stocks and the higher-yielding segments of the bond market. Still, the quarter closed on a somewhat downbeat note due to a rapid rise in Covid-19 cases across the United States.
U.S. Treasurys were the lowest performing major fixed-income category in the second quarter. Treasurys, which had benefited from the flight to safety in the first quarter, experienced reduced demand on this front as higher-risk investments came back into favor. Still, the category was able to post gains thanks to expectations for muted economic growth and the likelihood that the Fed will keep short-term rates near zero indefinitely. Longer duration treasuries generally outperformed the short-end of the yield curve, with the exception of the 30-year.
Corporate bonds performed very well this quarter, which brought their year-to-date return into positive territory. The asset class rallied off of its March low as investors’ improving appetite for risk spurred demand for higher-yielding securities. In addition, the Fed’s announcement that it would buy corporate debt, through purchases of exchange-traded funds and individual securities, led to a distinct improvement in investor confidence. High-yield corporates also registered a strong advance and finished among the best performers of the major fixed-income market segments. The category was boosted by the same factors that supported investment-grade corporates, including hopes for a relatively swift economic recovery, reduced investor risk aversion and the Fed’s extraordinarily accommodative monetary policy.
Securitized assets, which encompass residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”), finished ahead of Treasurys, but they didn’t keep pace with the rally in corporates and high-yield. ABS and CMBS both delivered healthy gains in the “risk-on” environment, while agency mortgage-backed securities, which tend to be heavily influenced by the performance of Treasurys, posted a narrower advance. Consistent with the broader market backdrop, emerging markets debt produced a healthy return on par with U.S. investment-grade. The asset class was helped by the prospect of a gradual recovery in the global economy, as well as weakness in the U.S. dollar during April and May.
Investment-grade credit positively contributed to performance as the sector generated the greatest returns within the strategy. Security selection was the major driver in this sector. Exposure across the energy, communications, and consumer (cyclical & non-cyclical) boosted excess return. The exposure to convertibles generated positive return during the quarter. Our underweight exposure within U.S. Treasury was additive for the quarter as risk assets outperformed government securities. Our underweight exposure within U.S. Treasury reduced excess return in the sector. Allocation to high-yield credit contributed to relative returns, while security selection weighed on the sector. Cash reserves were a drag on returns for the quarter.

Third Quarter Review: The global fixed-income market produced solid gains in the third quarter, continuing its recovery since the turmoil of late-March albeit at a slower pace compared to the second quarter. Investors appeared confident that the Fed and other global central banks would keep interest rates low indefinitely in response to the growth slowdown caused by Covid-19. Most notably, the Fed formally adopted a new policy regime known as Flexible Average Inflation Targeting at the recent Jackson Hole conference. Under this new approach, a 2% inflation rate is no longer the Fed’s implicit ceiling, but rather now clearly defined as its long-term average target. This shift implies that the Fed could keep interest rates low for an extended period even if inflation begins to tick up above the average inflation target. Together, these factors helped U.S. Treasurys hold on to their gains from the first half of the year. The credit-sensitive segments of the market also performed well, as the combination of improving economic data and vaccine progress helped support investors’ appetite for risk. However, the markets remained on edge as the quarter drew to a close due to uncertainties surrounding the U.S. elections, the continued spread of Covid-19, and the expected magnitude of the economic recovery in 2021.
Investment-grade corporates performed well due to the combination of a benign rate environment and a persistent demand for yield. In addition, investors appeared confident that the Fed would continue to backstop the corporate bond market through direct purchases if necessary. High-yield bonds outpaced investment-grade corporates in the quarter, as the generally favorable investment conditions encouraged investors to take on higher risk in search of more attractive yields. Oil prices recovered from their April lows which proved to be supportive for the many distressed energy issuers in the category. Emerging markets debt was one of the stronger performing major fixed-income categories in the quarter, partially due to weakness in the U.S. dollar. The strength in emerging market bonds in the face of these potential headwinds helps illustrate the extent of investors’ desire for yield.
On an absolute and relative basis, security selection within high-yield credit was the largest contributor to returns for the quarter. Our holdings within energy benefited this sector. On an absolute and excess basis, investment-grade credit positively contributed to performance as the sector generated the greatest returns within the strategy. Security selection was the major driver in this sector. Exposure across capital goods, consumer (cyclical and non-cyclical), and banking aided excess returns. Our underweight allocation to U.S. Treasury positively impacted performance during the quarter. Our underweight exposure to securitized credit contributed to overall performance for the period. Security selection also benefited returns. Our exposure to convertibles marginally benefited returns, while municipals slightly detracted.
Fourth Quarter Review: Investors’ appetite for risk surged in the fourth quarter, which contributed to a broad range of positive returns across credit asset classes. In early November, investors learned that coronavirus vaccines were effective and would soon become available to the public. The prospect of a gradual return to normal economic conditions in 2021 allowed market participants to look beyond recent adverse headlines, including the emergence of a new strain of the virus, ongoing Brexit negotiations, and a slowdown in the economic recovery. Investors instead were focused on and encouraged by the Fed statements indicating its intention to keep short-term interest rates near zero for a multiyear period. Not least, the resolution of the U.S. election improved investor sentiment from early autumn.
The developments mentioned above acted as a headwind for the Treasury market. While short-term yields were largely unchanged due to the steady outlook for Fed policy, longer-term yields rose (as prices fell). With Treasurys already having rallied significantly in the first nine months of the year, there was little room for further improvement - particularly in light of rising estimates for both economic growth and inflation in 2021. In addition, demand for “safe haven” assets was muted due to generally positive headlines.
Investment-grade corporate bonds delivered sizable outperformance in the quarter, closing out an impressive year. The combination of an improving credit outlook and stable Fed policy prompted investors to search for more attractive yields. Additionally, high-yield corporate issues performed very well and finished as the best performing major segment of the bond market for the quarter. Yield spreads (the difference between yields on below investment-grade debt and Treasurys of similar maturities) declined to a pre-pandemic level.
Securitized assets, including RMBS, ABS and CMBS, outperformed Treasurys but trailed both corporates and high-yield. The category benefited from the same search for yield that aided other credit-sensitive segments of the fixed-income market, with CMBS outpacing ABS and RMBS, respectively. Emerging market bonds also moved higher in the quarter, with the bulk of the gain occurring in November and December. The asset class made up all of the ground it lost in the February-March sell-off, allowing it to finish the full year in positive territory. Emerging markets debt was boosted by the combination of the “risk-on” environment, rising commodity prices, and persistent weakness in the U.S. dollar.
The allocation to investment-grade credit aided performance for the quarter. On an absolute basis, performance in the sector had the greatest impact in the strategy, with strong security selection in consumer (cyclical & non-cyclical), communications, and banking. Our exposure to high-yield credit was additive to returns. An underweight to U.S. Treasury boosted excess returns as risk markets outperformed for the quarter. Our exposure to non-emerging market credits aided overall performance for the period. A small cash position slightly weighed on returns for the quarter. On an absolute basis, the sector was the largest detractor to relative returns.
Newfleet Commentary
Market Overview: The twelve-month period ended December 31, 2020 included a variety of market conditions, but most front-and-center was the emergence of a global pandemic, the associated economic and earnings fallout, and both the fiscal and monetary policy response. The U.S. Presidential election, a trade deal between the U.K. and the EU, and announcements from the scientific community marked the final quarter of 2020 and likely signaled a significant moment in history as the world turned the tide on the Covid-19 pandemic that dominated the year.
The first quarter of 2020 saw volatility spike to levels not seen since the financial crisis of 2008-2009 and will be remembered for the emergence of Covid-19. The ultimate human and economic toll are still unknown as the event continues to unfold; however, governments and central banks have responded in unprecedented fashion to help brunt the effects of the virus. Our expectation remains that policymakers will fine tune their response as warranted.
The containment measures implemented to date have proven unambiguously negative to local, regional and global economic growth, however, we believe the bottom was reached during the second quarter of the year. The spread of Covid-19, the negative effect it has had on global economic growth, and the fear it created in the market caused fixed-income spreads to widen significantly during March. Valuations cheapened meaningfully and got to levels not seen since the financial crisis during 2008-2009. Cheaper valuations and an active approach by both monetary and fiscal authorities proved a powerful combination and set the stage for improved financial market performance off the March 2020 lows in following quarters. We expect brighter days ahead with positive developments on Covid-19 related treatments and the distribution of available vaccines to the global population and are taking advantage of market volatility consistent with the same investment approach we’ve implemented for close to three decades.
During the first quarter of 2020, U.S. Treasuries out-performed spread sectors, underperformers were led by higher beta sectors such as corporate high-yield, bank loans, and emerging markets debt. In the nine months since, the fixed-income markets have experienced a significant rebound with spread sectors outperforming U.S. Treasuries led by those sectors that experienced the greatest degree of underperformance during the first quarter.
The Federal Open Market Committee (“FOMC”) lowered its target rate twice during the twelve-month period. On two separate occasions in March they cut by a total of 1.25% in response to the pandemic to range of 0 - 0.25%. The Fed recently completed a policy review that resulted in the adoption of average inflation targeting. The policymakers are looking for inflation to average 2% over time. Recent inflation shortfalls vs. this target suggests that the FOMC will be willing to allow periods of inflation in excess of 2% to achieve their objective. This supports our view that policy rates are likely to stay lower for longer as long as economic conditions warrant.
Over the last twelve months the U.S Treasury curve steepened, shifting broadly lower, more so on the front end.
Positive Contributors
•	Issue selection and the timing of trades within the corporate high-quality sector was beneficial during the period and lessened the negative impact of being underweight the sector.
•	The allocation to and timing of trades within corporate high-yield securities positively contributed to performance for the fiscal year.
Detractors
•	Allocations to and positioning within high-yield bank loans, emerging markets high-yield and yankee high-quality. Each of these sectors experienced heightened volatility and came under pressure as a result of the unknown economic impact of the coronavirus.
Current Fund Strategy
Sector Changes: Over the year, we primarily reduced exposure to non-agency RMBS, emerging markets high-yield, and CMBS. We redeployed the sale proceeds primarily into, corporate high-yield, high-yield bank loans and ABS.
Non-U.S. Exposure: Over the year, we decreased the overall non-U.S. and emerging markets debt exposure within the Newfleet sub-advised portion of the Fund. We are using this volatile and uncertain time in the markets to look for names we believe are undervalued yet can sustain the current macro-economic environment. We continue to favor sovereigns in larger capital structures and prefer hard currency over local market exposure.

Corporate High-Quality: Spreads within the investment-grade corporate sector moved steadily lower throughout the fourth quarter to end the year at 96 basis points (“bps”), just three bps wider for the year and 30 bps through long-term averages. Net supply was slightly negative in the quarter, though 50% ahead of the prior record for the full year. Issuers have large cash and debt balances and we expect relatively light supply in 2021. While valuations are becoming constrained broadly, we still see attractive opportunities within the BBB segment of the market, often in the more Covid-19-sensitive industries.
Corporate High-Yield: The sector rallied hard in the quarter following vaccine announcements. Unlike earlier in the year, fourth quarter performance was led by risky CCC credits and those industries most impacted by the virus. The strong market performance led to wide open capital markets. While total issuance was down from the very high levels of the second and third quarters, the issuers tapping the market were of much lower quality than prior quarters. Total issuance for the quarter was still high relative to past years and the full-year issuance set a new record at $418 billion. After the rally into year-end, one has to question how much performance was pulled forward into 2020. Yields are at all-time lows and spread levels are below average – both may limit potential total returns in 2021. The vaccine news led to some fundamental changes in our views on certain sectors and names. Specifically, we reduced our underweight to energy and increased our exposure to travel-related issuers.
Securitized Product: Our allocation to the securitized product sectors (non-agency RMBS, ABS, and CMBS) continued to be accretive to overall performance. Credit spreads continued tightening in the fourth quarter but not with the same vigor as in the third quarter. We maintained a meaningful allocation to the space to continue to reap the advantage of liquidity and attractive risk-adjusted spreads offered by our securitized investments. The new issue market still offered investors a concession with respect to pricing and more robust deal protections as rating agencies maintain a conservative approach to underwriting given uncertain economic results due to Covid-19. The fundamental performance of the U.S. consumer continued to improve as delinquencies and forbearance numbers trended lower, which positively impacted the valuation of our securities. The positive news on the vaccine front comforted investors and, in turn, spreads on lower-rated securities rallied. We finished the year with many securitized product valuation levels surpassing pre-Covid-19 levels.
Outlook: As always, we believe it is important to stay diversified, have granular positions, and emphasize liquid investments. Covid-19, like other events that trigger volatility in the market, can affect valuations and create opportunities that we can take advantage of in the course of implementing our multi-sector relative value approach. We highlight the importance of credit selection and positioning in the current environment. Given the widening in spreads late in the first quarter of 2020, valuations had cheapened substantially and we continue to identify opportunities in spread sectors, including those within non-investment grade sectors that we have added to and may continue to add to in the portion of the Fund sub-advised by Newfleet. Even with the recovery since the end of March, valuations look attractive in many spread sectors and we believe some of the best total return and yield opportunities in fixed income can be found in spread sectors. Some of the specific sectors where we are finding the best relative value opportunities are out-of-index/off-the-run ABS, non-agency RMBS, high-yield bank loans, corporate high-yield, emerging markets high-yield, and BBB rated corporate investment-grade.
The views and opinions in this report were current as of December 31, 2020 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2020 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	9.49%	7.32%	5.04%
Investor Class	9.10%	6.93%	5.87%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2020 (unaudited)
Rating	Percentage of Fund Investments
Aaa	8.69%
Aa1	0.51
Aa2	1.16
Aa3	0.61
A1	1.34
A2	2.72
A3	2.29
Baa1	5.93
Baa2	12.43
Baa3	16.56
Ba1	4.87
Ba2	5.85
Ba3	5.13
B1	4.97
B2	4.08
B3	3.66
CCC, CC, C	4.08
Equities	1.53
Not Rated	12.00
Short Term Investments	1.59
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/20)	(12/31/20)	(07/01/20 – 12/31/20)
Institutional Class
Actual	$1,000.00	$1,080.90	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.80
Investor Class
Actual	$1,000.00	$1,078.40	$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.57
* Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class shares and 0.90% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 12.78%
$ 810,000	ACC Trust(b) Series 2019-1 Class B 4.47%, 10/20/2022	$ 813,463
	Ajax Mortgage Loan Trust(b)
	Series 2018-C Class A
1,077,882	4.36%, 09/25/2065(c)	1,093,345
	Series 2019-D Class A1
305,944	2.96%, 09/25/2065(d)	309,848
	American Credit Acceptance Receivables Trust(b)
	Series 2019-2 Class C
820,000	3.17%, 06/12/2025	834,298
	Series 2019-3 Class D
360,000	2.89%, 09/12/2025	371,409
	Series 2020-1 Class D
520,000	2.39%, 03/13/2026	533,178
255,517	American Homes 4 Rent(b) Series 2015-SFR1 Class A 3.47%, 04/17/2052	274,277
	AmeriCredit Automobile Receivables Trust
	Series 2019-2 Class D
720,000	2.99%, 06/18/2025	753,283
	Series 2019-3 Class D
330,000	2.58%, 09/18/2025	342,494
	Series 2020-1 Class D
285,000	1.80%, 12/18/2025	288,124
	Series 2020-3 Class D
85,000	1.49%, 09/18/2026	85,116
540,000	AMSR Trust(b) Series 2020-SFR2 Class D 3.28%, 07/17/2037	561,573
460,693	Amur Equipment Finance Receivables VI LLC(b) Series 2018-2A Class A2 3.89%, 07/20/2022	468,211
620,000	Aqua Finance Trust(b) Series 2020-AA Class D 7.15%, 07/17/2046	648,043
768,075	Arbys Funding LLC(b) Series 2020-1A Class A2 3.24%, 07/30/2050	784,827
1,160,000	Avid Automobile Receivables Trust(b) Series 2019-1 Class C 3.14%, 07/15/2026	1,183,435
	Avis Budget Rental Car Funding AESOP LLC(b)
	Series 2018-1A Class A
915,000	3.70%, 09/20/2024	964,302
	Series 2020-2A Class A
195,000	2.02%, 02/20/2027	198,654
	Bayview Opportunity Master Fund IV Trust(b)
	Series 2017-SPL4 Class A
159,220	3.50%, 01/28/2055(c)	163,032
	Series 2017-SPL4 Class B2
100,000	4.75%, 01/28/2055(c)	107,973
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2017-SPL5 Class B1
$ 375,000	4.00%, 06/28/2057(c)	$ 404,341
	Series 2019-RN4 Class A1
118,904	3.28%, 10/28/2034(d)	119,076
	Series 2020-RN3 Class A1
205,176	3.23%, 09/25/2035(d)	207,100
	BCC Funding Corp LLC(b)
	Series 2019-1A Class D
1,170,000	3.94%, 07/20/2027	1,183,541
	Series 2020-1 Class D
770,000	4.89%, 09/22/2025	769,802
	Business Jet Securities LLC(b)
	Series 2019-1 Class A
752,599	4.21%, 07/15/2034	768,499
	Series 2020-1A Class A
150,472	2.98%, 11/15/2035	152,505
	CarMax Auto Owner Trust
	Series 2019-3 Class D
320,000	2.85%, 01/15/2026	330,908
	Series 2020-1 Class D
240,000	2.64%, 07/15/2026	247,466
	Series 2020-3 Class D
200,000	2.53%, 01/15/2027	206,942
	Series 2020-4 Class D
175,000	1.75%, 04/15/2027	174,957
577,399	CF Hippolyta LLC(b) Series 2020-1 Class A1 1.69%, 07/15/2060	588,151
432,763	CLI Funding VI LLC(b) Series 2020-3A Class A 2.07%, 10/18/2045	436,471
339,628	Commonbond Student Loan Trust(b) Series 2020-1 Class A 1.69%, 10/25/2051	338,996
615,000	Conn's Receivables Funding LLC(b) Series 2020-A Class B 4.27%, 06/16/2025	617,524
	Corevest American Finance Trust(b)
	Series 2018-2 Class A
413,835	4.03%, 11/15/2052	445,332
	Series 2019-3 Class A
340,682	2.71%, 10/15/2052	359,048
	Series 2019-3 Class B
145,000	3.16%, 10/15/2052	150,267
	Series 2019-3 Class C
235,000	3.27%, 10/15/2052	241,359
	Series 2020-2 Class C
100,000	4.85%, 05/15/2052(c)	114,353
	CPS Auto Receivables Trust(b)
	Series 2020-B Class C
840,000	3.30%, 04/15/2026	873,143

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2020-C Class C
$ 110,000	1.71%, 08/17/2026	$ 111,534
	Credit Acceptance Auto Loan Trust(b)
	Series 2019-3A Class C
275,000	3.06%, 03/15/2029	285,570
	Series 2020-1A Class C
300,000	2.59%, 06/15/2029	307,888
	Series 2020-2A Class C
250,000	2.73%, 11/15/2029	256,555
	Series 2020-3A Class C
290,000	2.28%, 02/15/2030	294,491
	Credit Suisse Mortgage Trust(b)(c)
	Series 2018-RPL8 Class A1
1,227,185	4.13%, 07/25/2058	1,231,833
	Series 2018-RPL8 Class A2
1,005,000	4.16%, 07/25/2058	1,005,186
	DB Master Finance LLC(b)
	Series 2017-1A Class A2II
160,463	4.03%, 11/20/2047	170,398
	Series 2019-1A Class A23
197,500	4.35%, 05/20/2049	213,428
	Dell Equipment Finance Trust(b)
	Series 2020-2 Class C
100,000	1.37%, 01/22/2024	100,435
	Series 2020-2 Class D
105,000	1.92%, 03/23/2026	105,943
610,000	Dext LLC(b) Series 2020-1 Class D 7.21%, 02/15/2028	610,066
	Domino's Pizza Master Issuer LLC(b)
	Series 2017-1A Class A23
334,650	4.12%, 07/25/2047	358,511
	Series 2019-1A Class A2
340,560	3.67%, 10/25/2049	361,746
	Drive Auto Receivables Trust
	Series 2018-3 Class D
165,000	4.30%, 09/16/2024	170,792
	Series 2019-4 Class D
250,000	2.70%, 02/16/2027	257,870
	Series 2020-1 Class D
230,000	2.70%, 05/17/2027	238,478
	DT Auto Owner Trust(b)
	Series 2019-3A Class D
175,000	2.96%, 04/15/2025	180,914
	Series 2019-4A Class D
585,000	2.85%, 07/15/2025	603,008
	Series 2020-3A Class C
165,000	1.47%, 06/15/2026	166,515
143,555	Earnest Student Loan Program LLC(b) Series 2017-A Class A2 2.65%, 01/25/2041	145,550
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 328,633	Education Funding Trust Trust(b) Series 2020-A Class A 2.79%, 07/25/2041	$ 338,614
320,064	ELFI Graduate Loan Program LLC(b) Series 2019-A Class A 2.54%, 03/25/2044	329,068
	Exeter Automobile Receivables Trust
	Series 2019-1A Class D
955,000	4.13%, 12/16/2024(b)	995,548
	Series 2019-3A Class C
980,000	2.79%, 05/15/2024(b)	1,000,754
	Series 2019-4A Class D
960,000	2.58%, 09/15/2025(b)	983,033
	Series 2020-2A Class D
305,000	4.73%, 04/15/2026(b)	331,337
	Series 2020-3A Class D
115,000	1.73%, 07/15/2026	116,564
795,000	Fair Square Issuance Trust(b) Series 2020-AA Class A 2.90%, 09/20/2024	803,854
120,000	First Investors Auto Owner Trust(b) Series 2019-2A Class D 2.80%, 12/15/2025	123,441
	FirstKey Homes Trust(b)
	Series 2020-SFR1 Class B
495,000	1.74%, 09/17/2025	501,037
	Series 2020-SFR1 Class D
200,000	2.24%, 09/17/2025	199,815
	Series 2020-SFR1 Class E
100,000	2.79%, 08/17/2037	101,982
	Series 2020-SFR2 Class B
915,000	1.57%, 10/19/2037	908,193
	Series 2020-SFR2 Class D
775,000	1.97%, 10/19/2037	763,986
	Flagship Credit Auto Trust(b)
	Series 2019-3 Class D
210,000	2.86%, 12/15/2025	218,821
	Series 2019-4 Class D
385,000	3.12%, 01/15/2026	403,114
	Series 2020-1 Class D
645,000	2.48%, 03/16/2026	664,615
	Series 2020-4 Class D
240,000	2.18%, 02/16/2027	244,259
815,000	Ford Credit Auto Owner Trust Series 2020-C Class A3 0.41%, 07/15/2025	817,484
475,255	Foundation Finance Trust(b) Series 2017-1A Class A 3.30%, 07/15/2033	484,241

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 395,000	Genesis Private Label Amortizing Trust(b) Series 2020-1 Class B 2.83%, 07/20/2030	$ 397,415
	GLS Auto Receivables Issuer Trust(b)
	Series 2019-4A Class D
750,000	4.09%, 08/17/2026	776,190
	Series 2020-1A Class C
340,000	2.72%, 11/17/2025	350,477
	Series 2020-2A Class B
875,000	3.16%, 06/16/2025	914,619
	Series 2020-3A Class E
895,000	4.31%, 07/15/2027	934,501
100,000	GMF Floorplan Owner Revolving Trust(b) Series 2020-1 Class C 1.48%, 08/15/2025	100,351
770,000	Hardee's Funding LLC(b) Series 2020-1A Class A2 3.98%, 12/20/2050	793,760
	Home Partners of America Trust(b)
	Series 2019-1 Class D
190,145	3.41%, 09/17/2039	196,699
	Series 2019-2 Class D
132,046	3.12%, 10/19/2039	137,070
	Series 2020-2 Class A
300,679	1.53%, 01/17/2041	300,848
560,148	Horizon Aircraft Finance III Ltd(b) Series 2019-2 Class A 3.43%, 11/15/2039	541,266
	HPEFS Equipment Trust(b)
	Series 2019-1A Class C
110,000	2.49%, 09/20/2029	112,158
	Series 2020-1A Class D
315,000	2.26%, 02/20/2030	318,051
	Series 2020-2A Class C
100,000	2.00%, 07/22/2030	101,104
990,000	Jersey Mike's Funding(b) Series 2019-1A Class A2 4.43%, 02/15/2050	1,057,459
475,000	Laurel Road Prime Student Loan Trust(b) Series 2020-A Class A2FX 1.40%, 11/25/2050	477,216
	Lendmark Funding Trust(b)
	Series 2018-2A Class A
1,005,000	4.23%, 04/20/2027	1,033,325
	Series 2019-1A Class A
795,000	3.00%, 12/20/2027	818,545
564,379	MAPS Ltd(b) Series 2018-1A Class A 4.21%, 05/15/2043	537,832
	Mariner Finance Issuance Trust(b)
	Series 2019-AA Class A
995,000	2.96%, 07/20/2032	1,017,161
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2020-AA Class A
$ 770,000	2.19%, 08/21/2034	$ 781,738
141,248	Marlette Funding Trust(b) Series 2019-4A Class A 2.39%, 12/17/2029	142,351
270,000	Mill City Mortgage Loan Trust(b)(c) Series 2017-1 Class M2 3.25%, 11/25/2058	293,730
	MVW Owner Trust(b)
	Series 2016-1A Class A
551,852	2.25%, 12/20/2033	556,176
	Series 2019-1A Class C
60,667	3.33%, 11/20/2036	61,746
100,000	Navient Private Education Refi Loan Trust(b) Series 2019-GA Class B 3.08%, 10/15/2068	100,438
519,889	OASIS LLC(b) Series 2020-2A Class A 4.26%, 05/15/2032	521,034
915,000	Octane Receivables Trust(b) Series 2020-1A Class B 1.98%, 06/20/2025	914,071
	OneMain Financial Issuance Trust(b)
	Series 2020-1A Class B
290,000	4.83%, 05/14/2032	312,505
	Series 2020-2A Class A
355,000	1.75%, 09/14/2035	361,363
282,150	Planet Fitness Master Issuer LLC(b) Series 2019-1A Class A2 3.86%, 12/05/2049	266,084
	Prestige Auto Receivables Trust(b)
	Series 2018-1A Class D
1,215,000	4.14%, 10/15/2024	1,265,071
	Series 2019-1A Class D
980,000	3.01%, 08/15/2025	1,013,351
	Preston Ridge Partners Mortgage LLC(b)(d)
	Series 2019-3A Class A1
128,360	3.35%, 07/25/2024	128,629
	Series 2019-4A Class A1
221,873	3.35%, 11/25/2024	222,688
	Series 2020-1A Class A1
1,624,144	2.98%, 02/25/2025	1,627,775
	Series 2020-4 Class A1
314,624	2.95%, 10/25/2025	315,827
919,049	Pretium Mortgage Credit Partners I LLC(b)(d) Series 2020-NPL3 Class A1 3.10%, 06/27/2060	921,061
	Progress Residential Trust(b)
	Series 2018-SFR1 Class A
174,787	3.26%, 03/17/2035	174,968
	Series 2018-SFR2 Class B
1,531,000	3.84%, 08/17/2035	1,550,927

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2018-SFR3 Class E
$ 135,000	4.87%, 10/17/2035	$ 138,165
	Series 2019-SFR2 Class A
680,410	3.15%, 05/17/2036	702,565
	Series 2019-SFR2 Class D
305,000	3.79%, 05/17/2036	314,759
	Series 2019-SFR2 Class E
240,000	4.14%, 05/17/2036	247,532
	Series 2019-SFR4 Class D
275,000	3.14%, 10/17/2036	283,701
	Series 2020-SFR3 Class E
145,000	2.30%, 10/17/2027	145,167
610,000	Republic Finance Issuance Trust(b) Series 2020-A Class A 2.47%, 11/20/2030	621,766
	Santander Drive Auto Receivables Trust
	Series 2019-3 Class D
385,000	2.68%, 10/15/2025	395,693
	Series 2020-1 Class C
110,000	4.11%, 12/15/2025	117,434
	Series 2020-1 Class D
200,000	5.35%, 03/15/2028	222,574
	Series 2020-2 Class D
95,000	2.22%, 09/15/2026	97,675
	Series 2020-3 Class D
355,000	1.64%, 11/16/2026	360,235
	Series 2020-4 Class D
80,000	1.48%, 01/15/2027	80,099
450,398	S-Jets Ltd(b) Series 2017-1 Class A 3.97%, 08/15/2042	437,049
	SMB Private Education Loan Trust(b)
	Series 2015-C Class B
100,000	3.50%, 09/15/2043	104,744
	Series 2018-C Class B
100,000	4.00%, 11/17/2042	104,627
	Series 2019-B Class A2A
945,000	2.84%, 06/15/2037	997,893
	SoFi Consumer Loan Program Trust(b)
	Series 2018-1 Class B
160,000	3.65%, 02/25/2027	164,594
	Series 2019-4 Class C
335,000	2.84%, 08/25/2028	344,139
	Towd Point Mortgage Trust(b)
	Series 2017-1 Class A2
950,000	3.50%, 10/25/2056(c)	1,022,936
	Series 2017-1 Class M1
635,000	3.75%, 10/25/2056(c)	692,839
	Series 2017-4 Class A2
230,000	3.00%, 06/25/2057(c)	247,963
	Series 2017-4 Class M2
225,000	3.25%, 06/25/2057(c)	238,051
	Series 2017-5 Class M2
340,000	1.65%, 02/25/2057(e) 1-mo. LIBOR + 1.50%	341,719
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2017-6 Class A2
$ 615,000	3.00%, 10/25/2057(c)	$ 654,562
	Series 2018-4 Class A2
100,000	3.00%, 06/25/2058(c)	105,505
	Series 2018-5 Class M1
170,000	3.25%, 07/25/2058(c)	180,580
	Series 2018-6 Class A1B
300,000	3.75%, 03/25/2058(c)	331,735
	Series 2018-6 Class A2
1,590,000	3.75%, 03/25/2058(c)	1,775,326
	Series 2018-SJ1 Class A1
81,875	4.00%, 10/25/2058(c)	82,177
	Series 2019-2 Class A2
670,000	3.75%, 12/25/2058(c)	739,710
	Series 2019-2 Class M1
945,000	3.75%, 12/25/2058(c)	1,026,154
	Series 2019-4 Class A1
416,492	2.90%, 10/25/2059(c)	439,628
	Tricon American Homes Trust(b)
	Series 2019-SFR1 Class C
1,740,000	3.15%, 03/17/2038	1,806,279
	Series 2019-SFR1 Class D
115,000	3.20%, 03/17/2038	118,801
	Series 2020-SFR1 Class D
230,000	2.55%, 07/17/2038	231,737
	Series 2020-SFR2 Class D
615,000	2.28%, 11/17/2039	606,684
	Series 2020-SFR2 Class E1
225,000	2.73%, 11/17/2039	224,777
825,000	United Auto Credit Securitization Trust(b) Series 2019-1 Class E 4.29%, 08/12/2024	843,250
	VCAT LLC(b)
	Series 2019-NPL2 Class A1
401,412	3.57%, 11/25/2049(c)	402,143
	Series 2020-NPL1 Class A1
357,327	3.67%, 08/25/2050(d)	361,492
	Vericrest Opportunity Loan Trust(b)(d)
	Series 2019-NPL2 Class A1
282,830	3.97%, 02/25/2049	283,467
	Series 2019-NPL5 Class A1A
367,635	3.35%, 09/25/2049	368,106
	Series 2019-NPL8 Class A1A
356,802	3.28%, 11/25/2049	356,963
	Series 2020-NPL2 Class A1A
844,788	2.98%, 02/25/2050	846,121
138,650	VOLT LXXXIII LLC(b)(d) Series 2019-NPL9 Class A1A 3.33%, 11/26/2049	139,047

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$1,480,232	VOLT LXXXV LLC(b)(d) Series 2020-NPL1 Class A1A 3.23%, 01/25/2050	$ 1,484,385
	Westlake Automobile Receivables Trust(b)
	Series 2019-3A Class D
375,000	2.72%, 11/15/2024	385,120
	Series 2020-3A Class C
125,000	1.24%, 11/17/2025	125,695
120,000	Wingstop Funding LLC(b) Series 2020-1A Class A2 2.84%, 12/05/2050	121,299
TOTAL ASSET-BACKED SECURITIES — 12.78% (Cost $79,870,394)		$ 81,927,379
BANK LOANS
395,118	Accelerated Health Systems LLC(e) 3.65%, 10/31/2025 1-mo. LIBOR + 3.51%	385,734
502,611	AHP Health Partners Inc(e) 5.50%, 06/30/2025 1-mo. LIBOR + 5.36%	503,867
535,950	AI Convoy SARL(e) 4.50%, 01/18/2027 1-mo. LIBOR + 4.36%	534,777
380,000	Alliance Laundry Systems LLC(e) 4.25%, 10/08/2027 1-mo. LIBOR + 4.11%	379,604
380,000	Amentum Government Services Holdings LLC(e) 5.50%, 01/29/2027 1-mo. LIBOR + 5.31%	377,625
303,000	Applied Systems Inc(e) 8.00%, 09/19/2025 3-mo. LIBOR + 7.76%	303,947
40,000	Arterra Wines Canada Inc(e) 4.25%, 11/24/2027 3-mo. LIBOR + 4.01%	40,200
340,000	Aruba Investments Holdings LLC(e) 4.75%, 11/24/2027 2-mo. LIBOR + 4.56%	339,150
225,000	ASP Navigate Acquisition Corp(e) 5.50%, 10/06/2027 2-mo. LIBOR + 5.31%	224,438
358,023	Aston Finco SARL(e) 4.40%, 10/09/2026 1-mo. LIBOR + 4.26%	352,951
526,061	Asurion LLC(e) 6.23%, 08/04/2025 3-mo. LIBOR + 6.00%	529,020
495,000	Azalea TopCo Inc(e) 4.75%, 07/24/2026 1-mo. LIBOR + 4.61%	495,000
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 465,000	Backyard Acquireco Inc(e) 4.75%, 11/02/2027 1-mo. LIBOR + 4.61%	$ 466,162
438,900	Barracuda Networks Inc(e) 4.50%, 02/12/2025 3-mo. LIBOR + 4.26%	437,940
526,662	Boxer Parent Co Inc(e) 4.40%, 10/02/2025 1-mo. LIBOR + 4.25%	524,028
585,899	Brookfield WEC Holdings Inc(e) 3.75%, 08/01/2025 1-mo. LIBOR + 3.61%	583,911
315,705	BWay Holding Co(e) 3.48%, 04/03/2024 1-mo. LIBOR + 3.33%	304,735
	Cano Health LLC(e)
144,275	6.00%,11/18/2027 1-mo. LIBOR + 5.86%	143,313
395,725	6.00%,11/19/2027 1-mo. LIBOR + 5.86%	393,087
422,875	Cardtronics USA Inc(e) 5.00%, 06/29/2027 1-mo. LIBOR + 4.86%	422,029
487,334	Carlisle Foodservice Products Inc(e) 4.00%, 03/20/2025 3-mo. LIBOR + 3.76%	446,519
119,400	Carnival Corp(e) 8.50%, 06/30/2025 1-mo. LIBOR + 8.35%	122,922
250,000	CCM Merger Inc(e) 4.50%, 11/04/2025 1-mo. LIBOR + 4.36%	249,271
554,857	CHG Healthcare Services Inc(e) 4.00%, 06/07/2023 3-mo. LIBOR + 3.76%	552,082
249,375	Chobani LLC(e) 4.50%, 10/20/2027 1-mo. LIBOR + 4.36%	248,752
322,066	Citgo Petroleum Corp(e) 7.25%, 03/28/2024 1-mo. LIBOR + 7.10%	318,685
365,000	CNT Holdings I Corp(e) 4.50%, 11/08/2027 1-mo. LIBOR + 4.36%	364,674
274,312	Consolidated Communications Inc(e) 5.75%, 10/02/2027 1-mo. LIBOR + 5.61%	272,255
552,342	Cooper-Standard Automotive Inc(e) 2.75%, 11/02/2023 1-mo. LIBOR + 2.61%	515,980
472,552	CSC SW Holdco Inc(e) 4.25%, 11/14/2022 2-mo. LIBOR + 4.06%	469,345
430,000	CT Technologies Intermediate Holdings Inc(e) 6.00%, 12/16/2025 1-mo. LIBOR + 5.86%	427,850

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 453,049	Deerfield Dakota Holding LLC(e) 4.75%, 04/09/2027 1-mo. LIBOR + 4.61%	$ 453,120
	Diamond BC BV(e)
767,801	3.21%,09/06/2024 1-mo. LIBOR + 3.00%	755,084
169,575	6.00%,09/06/2024 1-mo. LIBOR + 5.85%	166,767
186,207	Diamond Sports Group LLC(e) 3.40%, 08/24/2026 1-mo. LIBOR + 3.26%	164,793
310,457	Dole Food Co Inc(e)(f) 3.75%, 04/06/2024 1-mo. LIBOR + 3.61%	309,724
430,441	Dun & Bradstreet Corp(e) 3.90%, 02/06/2026 1-mo. LIBOR + 3.75%	430,010
260,000	DXP Enterprises Inc(e)(f) 5.75%, 12/16/2027 1-mo. LIBOR + 5.61%	258,050
285,178	Envision Healthcare Corp(e) 3.90%, 10/10/2025 1-mo. LIBOR + 3.75%	237,648
433,912	Epicor Software Corp(e) 5.25%, 07/30/2027 1-mo. LIBOR + 5.11%	436,082
	Everi Payments Inc(e)
250,000	3.75%,05/09/2024 1-mo. LIBOR + 3.61%	246,797
44,775	11.50%,05/09/2024 1-mo. LIBOR + 11.35%	46,342
1,115,000	Fieldwood Energy LLC(e) 5.39%, 04/11/2022 1-mo. LIBOR + 5.25%	247,159
	Filtration Group Corp(e)
514,895	3.15%,03/31/2025 1-mo. LIBOR + 3.00%	508,716
214,462	4.50%,03/31/2025 1-mo. LIBOR + 3.00%	214,463
312,727	Froneri US Inc(e) 2.40%, 01/29/2027 1-mo. LIBOR + 2.25%	309,287
350,000	Greeneden US Holdings II LLC(e) 4.75%, 12/01/2027 1-mo. LIBOR + 4.61%	350,328
402,975	Hamilton Projects Acquiror LLC(e) 5.75%, 06/17/2027 3-mo. LIBOR + 5.51%	396,930
343,783	H-Food Holdings LLC(e) 3.83%, 05/23/2025 3-mo. LIBOR + 3.59%	337,767
541,622	Hoya Midco LLC(e) 4.50%, 06/30/2024 3-mo. LIBOR + 4.26%	510,478
553,584	Hyland Software Inc(e) 4.25%, 07/01/2024 1-mo. LIBOR + 4.11%	554,036
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 397,000	Innophos Holdings Inc(e) 3.65%, 02/05/2027 1-mo. LIBOR + 3.50%	$ 396,007
317,000	Intelsat Jackson Holdings SA(e) 8.63%, 01/02/2024 2-mo. LIBOR + 8.43%	321,953
626,761	Kloeckner Pentaplast of America Inc(e) 5.25%, 06/30/2022 3-mo. LIBOR + 5.11%	624,149
40,000	Landry's Finance Acquisition Co(e) 13.00%, 10/06/2023 3-mo. LIBOR + 12.76%	45,200
446,707	LifePoint Health Inc(e) 3.90%, 11/17/2025 1-mo. LIBOR + 3.75%	444,543
463,793	Masergy Holdings Inc(e) 4.25%, 12/15/2023 3-mo. LIBOR + 4.01%	459,155
183,734	Michaels Stores Inc(e) 4.25%, 10/01/2027 1-mo. LIBOR + 4.11%	190,165
310,000	Milano Acquisition Corp(e) 4.75%, 10/01/2027 1-mo. LIBOR + 4.61%	309,613
510,000	Mileage Plus Holdings Inc(e) 6.25%, 06/21/2027 3-mo. LIBOR + 6.01%	530,258
282,270	Milk Specialties Co(e) 5.00%, 08/16/2023 1-mo. LIBOR + 4.86%	281,388
468,795	NAB Holdings LLC(e) 4.00%, 07/01/2024 3-mo. LIBOR + 3.76%	464,107
	National Mentor Holdings Inc(e)(f)
207,010	4.39%,03/09/2026 1-mo. LIBOR + 4.25%	206,751
7,990	4.40%,03/09/2026 1-mo. LIBOR + 4.25%	7,980
	Navicure Inc
317,600	4.15%,10/22/2026 (e) 1-mo. LIBOR + 4.00%	316,409
109,725	4.75%,10/22/2026 1-mo. LIBOR + 4.61%	107,393
892,977	One Call Corp(e) 6.25%, 11/27/2022 2-mo. LIBOR + 6.06%	858,002
330,995	Ortho-Clinical Diagnostics Inc(e) 4.77%, 06/30/2025 1-mo. LIBOR + 4.63%	325,853
315,000	Packaging Coordinators Midco Inc(e) 4.50%, 09/25/2027 1-mo. LIBOR + 4.36%	315,591
100,000	PAI Holdco Inc(e) 5.00%, 10/28/2027 3-mo. LIBOR + 4.76%	100,125
334,320	Panther BF Aggregator 2 LP(e) 3.65%, 04/30/2026 1-mo. LIBOR + 3.50%	332,649

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 414,124	Parfums Holding Co Inc(e) 4.00%, 06/30/2024 2-mo. LIBOR + 3.81%	$ 409,982
315,000	Petco Animal Supplies Inc(e)(f) 3.39%, 01/26/2023 1-mo. LIBOR + 3.25%	301,919
	PetVet Care Centers LLC(e)
139,295	5.25%,02/13/2025 1-mo. LIBOR + 5.11%	139,295
131,984	5.25%,02/14/2025 1-mo. LIBOR + 5.11%	128,849
124,375	PG&E Corp(e) 5.50%, 06/23/2025 1-mo. LIBOR + 5.36%	123,442
	Phoenix Guarantor Inc(e)
225,000	4.25%,03/04/2026 1-mo. LIBOR + 4.11%	224,438
519,938	4.25%,03/05/2026 1-mo. LIBOR + 4.11%	512,572
525,089	Pi US Mergerco Inc(e) 4.50%, 01/03/2025 1-mo. LIBOR + 4.36%	523,251
668,599	Playa Resorts Holding BV(e) 3.75%, 04/29/2024 1-mo. LIBOR + 3.61%	615,390
320,000	Pluto Acquisition I Inc(e)(f) 5.15%, 06/22/2026 1-mo. LIBOR + 5.00%	320,000
336,154	Precision Medicine Group LLC(e) 4.50%, 11/18/2027 3-mo. LIBOR + 4.26%	336,154
643,500	Pug LLC(e) 3.65%, 02/12/2027 1-mo. LIBOR + 3.50%	612,934
87,420	Radiate Holdco LLC(e) 4.25%, 09/25/2026 1-mo. LIBOR + 4.11%	87,448
365,601	Scientific Games International Inc(e) 2.90%, 08/14/2024 1-mo. LIBOR + 2.75%	356,553
705,356	Sedgwick Claims Management Services Inc(e) 4.15%, 09/03/2026 1-mo. LIBOR + 4.00%	703,593
499,133	Shearer's Foods LLC(e) 4.75%, 09/23/2027 3-mo. LIBOR + 4.51%	498,955
620,000	Sophia LP(e) 4.50%, 10/07/2027 3-mo. LIBOR + 4.26%	620,259
	Southern Veterinary Partners LLC(e)
64,935	2.00%,10/01/2027 3-mo. LIBOR + 1.76%	64,448
470,779	5.00%,10/05/2027 3-mo. LIBOR + 4.76%	467,248
467,650	Star US Bidco LLC(e) 5.25%, 03/17/2027 1-mo. LIBOR + 5.11%	457,712
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 59,550	Surgery Center Holdings Inc(e) 9.00%, 09/30/2024 1-mo. LIBOR + 8.85%	$ 61,002
271,987	TKC Holdings Inc(e) 4.75%, 02/01/2023 1-mo. LIBOR + 4.61%	266,344
140,516	Transdigm Inc(e) 2.40%, 12/09/2025 1-mo. LIBOR + 2.25%	137,562
520,216	Traverse Midstream Partners LLC(e) 6.50%, 09/27/2024 1-mo. LIBOR + 6.35%	510,679
468,039	UFC Holdings LLC(e) 4.25%, 04/29/2026 1-mo. LIBOR + 4.11%	466,517
	Ultimate Software Group Inc(e)
618,450	4.75%,05/04/2026 1-mo. LIBOR + 4.61%	621,310
20,000	7.50%,05/03/2027 1-mo. LIBOR + 7.35%	20,525
	UPC Broadband Holding BV(e)
305,000	3.67%,01/30/2029 1-mo. LIBOR + 3.53%	305,000
305,000	3.67%,01/31/2029 1-mo. LIBOR + 3.53%	305,000
655,777	US Farathane LLC(e) 4.50%, 12/23/2021 3-mo. LIBOR + 4.26%	604,954
343,275	Vertiv Group Corp(e) 3.15%, 03/02/2027 1-mo. LIBOR + 3.01%	340,823
828,356	Viant Medical Holdings Inc(e) 3.90%, 07/02/2025 3-mo. LIBOR + 3.75%	797,810
65,000	Virtusa Corp(e)(f) 4.40%, 12/09/2027 1-mo. LIBOR + 4.25%	64,729
345,000	Weld North Education LLC(e) 4.15%, 12/15/2027 1-mo. LIBOR + 4.00%	344,138
548,582	Zep Inc(e) 5.00%, 08/11/2024 3-mo. LIBOR + 4.76%	533,222
TOTAL BANK LOANS — 5.96% (Cost $38,767,022)		$ 38,184,782
CORPORATE BONDS AND NOTES
Basic Materials — 4.61%
500,000	Allegheny Technologies Inc(g) 5.88%, 12/01/2027	526,250
	Anglo American Capital PLC(b)
1,040,000	5.38%, 04/01/2025	1,217,066
620,000	2.63%, 09/10/2030	647,966
200,000	Antofagasta PLC(b)(g) 2.38%, 10/14/2030	200,500
620,000	ArcelorMittal SA 7.00%, 03/01/2041	854,409

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Basic Materials — (continued)
	Barrick Gold Corp
$ 520,000	5.80%, 11/15/2034	$ 655,107
1,690,000	5.25%, 04/01/2042	2,327,846
1,590,000	Barrick North America Finance LLC 5.75%, 05/01/2043	2,315,842
600,000	Braskem Netherlands Finance BV(b) 4.50%, 01/31/2030	615,750
430,000	Chemours Co(b) 5.75%, 11/15/2028	438,600
525,000	Cleveland-Cliffs Inc(b) 6.75%, 03/15/2026	567,000
650,000	Equate Petrochemical BV(b) 4.25%, 11/03/2026	723,950
	First Quantum Minerals Ltd(b)
200,000	7.25%, 04/01/2023	206,135
800,000	7.50%, 04/01/2025	833,000
200,000	6.88%, 03/01/2026	208,500
285,000	6.88%, 10/15/2027	309,225
	FMC Corp
170,000	3.45%, 10/01/2029	193,438
95,000	4.50%, 10/01/2049	122,955
	Freeport-McMoRan Inc
45,000	5.00%, 09/01/2027	47,813
295,000	4.13%, 03/01/2028	309,381
155,000	4.38%, 08/01/2028	164,688
200,000	4.25%, 03/01/2030	215,500
110,000	4.63%, 08/01/2030	120,725
435,000	5.40%, 11/14/2034	544,294
125,000	5.45%, 03/15/2043	155,625
	Glencore Funding LLC(b)
1,945,000	4.88%, 03/12/2029	2,318,684
765,000	2.50%, 09/01/2030	779,749
580,000	Hecla Mining Co 7.25%, 02/15/2028	633,650
350,000	INEOS Group Holdings SA(b) 5.63%, 08/01/2024	354,813
740,000	Inversiones CMPC SA(b) 3.85%, 01/13/2030	828,800
100,000	Kaiser Aluminum Corp(b) 6.50%, 05/01/2025	107,000
	Kraton Polymers LLC / Kraton Polymers Capital Corp(b)
485,000	7.00%, 04/15/2025	510,705
120,000	4.25%, 12/15/2025	122,412
375,000	LYB International Finance III LLC 4.20%, 10/15/2049	437,602
310,000	Newcrest Finance Property Ltd(b) 3.25%, 05/13/2030	342,233
1,725,000	Newmont Goldcorp Corp 4.88%, 03/15/2042	2,343,831
885,000	Novelis Corp(b) 4.75%, 01/30/2030	953,468
1,235,000	Nutrition & Biosciences Inc(b) 2.30%, 11/01/2030	1,271,351
505,000	Olin Corp 5.63%, 08/01/2029	548,556
Principal Amount(a)		Fair Value
Basic Materials — (continued)
$ 100,000	Reliance Steel & Aluminum Co 2.15%, 08/15/2030	$ 102,685
490,000	Schweitzer-Mauduit International Inc(b) 6.88%, 10/01/2026	519,400
590,000	Steel Dynamics Inc 3.45%, 04/15/2030	667,524
555,000	Suzano Austria GmbH 3.75%, 01/15/2031	588,855
545,000	Teck Resources Ltd 6.13%, 10/01/2035	702,285
280,000	TPC Group Inc(b) 10.50%, 08/01/2024	231,000
570,000	United States Steel Corp(b) 12.00%, 06/01/2025	658,350
		29,544,518
Communications — 8.71%
420,000	Altice France Holding SA(b) 6.00%, 02/15/2028	425,347
200,000	Altice France SA(b) 5.13%, 01/15/2029	207,000
1,100,000	Amazon.com Inc 2.50%, 06/03/2050	1,139,031
490,000	ANGI Group LLC(b) 3.88%, 08/15/2028	498,693
	AT&T Inc
540,000	4.35%, 03/01/2029	643,588
410,000	4.30%, 02/15/2030	489,753
2,939,000	3.80%, 12/01/2057(b)	3,052,452
2,419,000	3.65%, 09/15/2059(b)	2,426,071
385,000	Baidu Inc 3.43%, 04/07/2030	425,775
200,000	Block Communications Inc(b) 4.88%, 03/01/2028	206,000
	Booking Holdings Inc
520,000	4.50%, 04/13/2027	619,840
850,000	4.63%, 04/13/2030	1,055,658
570,000	Cable Onda SA(b) 4.50%, 01/30/2030	628,425
480,000	Cars.com Inc(b) 6.38%, 11/01/2028	509,506
	CCO Holdings LLC / CCO Holdings Capital Corp(b)
200,000	5.50%, 05/01/2026	207,250
580,000	5.13%, 05/01/2027	615,490
60,000	5.38%, 06/01/2029	65,775
385,000	4.75%, 03/01/2030	415,415
740,000	4.50%, 08/15/2030	785,325
970,000	4.25%, 02/01/2031	1,022,244
45,000	4.50%, 05/01/2032	48,047
	Charter Communications Operating LLC / Charter Communications Operating Capital
765,000	5.13%, 07/01/2049	932,232
2,435,000	4.80%, 03/01/2050	2,905,403
565,000	Cincinnati Bell Inc(b) 7.00%, 07/15/2024	587,600

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Communications — (continued)
	Clear Channel Worldwide Holdings Inc
$ 212,000	9.25%, 02/15/2024	$ 214,650
1,055,000	5.13%, 08/15/2027(b)	1,065,550
	CommScope Inc(b)
435,000	6.00%, 03/01/2026	458,316
530,000	7.13%, 07/01/2028	564,657
215,000	CommScope Technologies LLC(b) 5.00%, 03/15/2027	212,850
340,000	Consolidated Communications Inc(b) 6.50%, 10/01/2028	363,800
945,000	Cox Communications Inc(b) 4.80%, 02/01/2035	1,194,272
	CSC Holdings LLC(b)
680,000	5.38%, 02/01/2028	725,900
510,000	5.75%, 01/15/2030	559,087
610,000	4.13%, 12/01/2030	637,816
800,000	4.63%, 12/01/2030	835,000
	Diamond Sports Group LLC / Diamond Sports Finance Co(b)
315,000	5.38%, 08/15/2026	255,938
605,000	6.63%, 08/15/2027(g)	366,025
580,000	DISH DBS Corp 5.00%, 03/15/2023	598,850
105,000	eBay Inc 4.00%, 07/15/2042	119,374
	Expedia Group Inc
1,200,000	6.25%, 05/01/2025(b)	1,390,676
615,000	7.00%, 05/01/2025(b)	677,070
435,000	4.63%, 08/01/2027(b)	485,710
260,000	3.80%, 02/15/2028	279,316
1,350,000	3.25%, 02/15/2030	1,404,281
530,000	Frontier Communications Corp(b) 6.75%, 05/01/2029	567,100
	iHeartCommunications Inc
130,000	6.38%, 05/01/2026	139,100
795,000	8.38%, 05/01/2027	848,551
345,000	5.25%, 08/15/2027(b)	361,388
20,000	4.75%, 01/15/2028(b)	20,600
	Lamar Media Corp
15,000	5.75%, 02/01/2026	15,469
70,000	3.75%, 02/15/2028	71,939
70,000	4.00%, 02/15/2030	72,625
	Level 3 Financing Inc(b)
90,000	4.63%, 09/15/2027	93,999
390,000	4.25%, 07/01/2028	400,725
280,000	3.63%, 01/15/2029	279,300
425,000	Meredith Corp 6.88%, 02/01/2026	414,375
	Motorola Solutions Inc
379,143	4.60%, 02/23/2028	457,225
175,000	4.60%, 05/23/2029	209,556
	Netflix Inc
120,000	4.88%, 04/15/2028	135,324
270,000	5.88%, 11/15/2028	323,663
30,000	5.38%, 11/15/2029(b)	35,363
Principal Amount(a)		Fair Value
Communications — (continued)
$ 810,000	4.88%, 06/15/2030(b)	$ 931,500
460,000	Nexstar Broadcasting Inc(b) 4.75%, 11/01/2028	481,275
285,000	Northwest Fiber LLC / Northwest Fiber Finance Sub Inc(b) 10.75%, 06/01/2028	324,900
565,000	Outfront Media Capital LLC / Outfront Media Capital Corp(b) 6.25%, 06/15/2025	596,075
	Radiate Holdco LLC / Radiate Finance Inc(b)
110,000	4.50%, 09/15/2026	113,438
365,000	6.50%, 09/15/2028	383,250
	Sirius XM Radio Inc(b)
55,000	4.63%, 07/15/2024	56,994
105,000	5.38%, 07/15/2026	109,463
285,000	5.00%, 08/01/2027	302,815
25,000	5.50%, 07/01/2029	27,508
70,000	Sprint Capital Corp 6.88%, 11/15/2028	92,294
420,000	Sprint Corp 7.88%, 09/15/2023	486,276
535,000	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC(b) 5.15%, 03/20/2028	619,262
945,000	Telesat Canada / Telesat LLC(b)(g) 6.50%, 10/15/2027	987,525
	Time Warner Cable LLC
35,000	5.88%, 11/15/2040	46,659
235,000	5.50%, 09/01/2041	301,553
245,000	4.50%, 09/15/2042	286,692
525,000	Telefonica Emisiones SA 7.05%, 06/20/2036	782,279
900,000	Tencent Holdings Ltd(b) 3.98%, 04/11/2029	1,025,030
	T-Mobile USA Inc
110,000	4.50%, 02/01/2026	112,457
1,915,000	3.88%, 04/15/2030(b)	2,217,589
330,000	TripAdvisor Inc(b) 7.00%, 07/15/2025	356,400
760,000	Twitter Inc(b) 3.88%, 12/15/2027	809,400
	Uber Technologies Inc(b)
1,465,000	7.50%, 05/15/2025	1,582,522
560,000	8.00%, 11/01/2026	609,700
15,000	7.50%, 09/15/2027	16,500
345,000	6.25%, 01/15/2028	375,187
	Univision Communications Inc(b)
610,000	5.13%, 02/15/2025	614,575
155,000	6.63%, 06/01/2027	166,455
	ViacomCBS Inc
120,000	4.20%, 06/01/2029	143,482
1,005,000	4.95%, 01/15/2031	1,258,077
190,000	4.20%, 05/19/2032	228,839

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Communications — (continued)
$ 640,000	ViaSat Inc(b) 5.63%, 09/15/2025	$ 654,592
	Virgin Media Finance PLC(b)
245,000	5.50%, 08/15/2026	254,494
1,075,000	5.00%, 07/15/2030	1,115,312
600,000	Ziggo BV(b) 5.50%, 01/15/2027	626,250
		55,863,979
Consumer, Cyclical — 6.49%
	1011778 BC Unlimited Liability Co / New Red Finance Inc(b)
255,000	5.75%, 04/15/2025	272,850
120,000	3.88%, 01/15/2028	121,892
210,000	4.38%, 01/15/2028	216,300
150,000	4.00%, 10/15/2030	152,124
45,000	99 Escrow Issuer Inc(b)(g) 7.50%, 01/15/2026	44,719
67,022	Air Canada Pass Through Trust(b) Series 2013-1 Class B 5.38%, 05/15/2021	67,178
750,000	Alaska Airlines Pass Through Trust(b) Series 2020-1 Class A 4.80%, 08/15/2027	823,812
445,000	Allison Transmission Inc(b) 3.75%, 01/30/2031	455,291
810,000	American Airlines Inc(b) 11.75%, 07/15/2025	934,132
	American Airlines Pass Through Trust
	Series 2016-1 Class B
2,149,989	5.25%, 01/15/2024	1,825,805
	Series 2017-2 Class B
384,826	3.70%, 10/15/2025	325,335
	Series 2016-3 Class B
1,050,835	3.75%, 10/15/2025	789,358
	Series 2019-1 Class B
662,650	3.85%, 02/15/2028	554,495
455,000	American Axle & Manufacturing Inc 6.50%, 04/01/2027	478,887
710,000	American Builders & Contractors Supply Co Inc(b) 4.00%, 01/15/2028	734,850
550,000	Aramark Services Inc(b) 6.38%, 05/01/2025	587,812
445,000	Aston Martin Capital Holdings Ltd(b) 10.50%, 11/30/2025	489,024
140,000	AutoNation Inc 4.75%, 06/01/2030	168,381
790,000	AutoZone Inc 4.00%, 04/15/2030	935,440
690,000	Avient Corp(b) 5.75%, 05/15/2025	733,125
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 299,762	British Airways Pass Through Trust(b) Series 2019-1 Class A 3.35%, 06/15/2029	$ 283,815
	Caesars Entertainment Inc(b)
180,000	6.25%, 07/01/2025	191,700
170,000	8.13%, 07/01/2027	188,194
20,000	Caesars Resort Collection LLC / CRC Finco Inc(b) 5.75%, 07/01/2025	21,192
	Carnival Corp(b)
115,000	11.50%, 04/01/2023	132,977
70,000	7.63%, 03/01/2026	76,264
	Carvana Co(b)
690,000	5.63%, 10/01/2025	708,112
690,000	5.88%, 10/01/2028	716,455
310,000	Clarios Global LP / Clarios US Finance Co(b) 8.50%, 05/15/2027	336,787
425,000	Cooper-Standard Automotive Inc(b) 13.00%, 06/01/2024	497,250
476,000	Dana Inc 5.38%, 11/15/2027	504,560
80,000	Dave & Buster's Inc(b)(g) 7.63%, 11/01/2025	84,200
1,070,000	Dillard's Inc 7.75%, 07/15/2026	1,212,833
300,000	Dollar General Corp 3.50%, 04/03/2030	344,212
590,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma(b) 10.50%, 02/15/2023	598,850
200,000	Ferguson Finance PLC(b) 3.25%, 06/02/2030	222,903
390,000	FirstCash Inc(b) 4.63%, 09/01/2028	402,188
	Ford Motor Co
405,000	8.50%, 04/21/2023	456,670
1,031,000	9.00%, 04/22/2025	1,266,944
105,000	9.63%, 04/22/2030	148,181
370,000	Ford Motor Credit Co LLC 4.13%, 08/17/2027	387,575
650,000	Gateway Casinos & Entertainment Ltd(b) 8.25%, 03/01/2024	611,000
	General Motors Co
520,000	6.80%, 10/01/2027	668,002
950,000	5.40%, 04/01/2048	1,194,559
1,465,000	5.95%, 04/01/2049	1,978,307
305,000	Golden Nugget Inc(b)(g) 8.75%, 10/01/2025	314,913
765,000	Goodyear Tire & Rubber Co(g) 4.88%, 03/15/2027	782,212
590,000	Hanesbrands Inc(b) 5.38%, 05/15/2025	624,232
607,613	Hawaiian Airlines Pass Through Certificates Series 2013-1 Class B 4.95%, 01/15/2022	553,902

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 515,000	Hilton Domestic Operating Co Inc(b) 4.00%, 05/01/2031	$ 543,382
	Hyatt Hotels Corp
50,000	5.38%, 04/23/2025	56,495
85,000	5.75%, 04/23/2030	104,478
200,000	International Game Technology PLC(b) 5.25%, 01/15/2029	215,500
630,000	LBM Acquisition LLC(b) 6.25%, 01/15/2029	655,408
725,000	Lear Corp 3.80%, 09/15/2027	813,011
110,000	Lithia Motors Inc(b) 4.38%, 01/15/2031	117,975
905,000	Live Nation Entertainment Inc(b) 4.75%, 10/15/2027	929,041
580,000	M/I Homes Inc 4.95%, 02/01/2028	613,959
	Marriott International Inc
205,000	5.75%, 05/01/2025	239,744
190,000	4.63%, 06/15/2030	222,848
480,000	Marriott Ownership Resorts Inc 4.75%, 01/15/2028	487,200
420,000	McDonald's Corp 3.63%, 09/01/2049	491,991
175,000	NCL Corp Ltd(b) 5.88%, 03/15/2026	184,406
740,000	Nissan Motor Co Ltd(b) 4.81%, 09/17/2030	833,835
1,100,859	Norwegian Air Shuttle ASA Pass Through Trust(b) Series 2016-1 Class A 4.88%, 05/10/2028	1,004,786
	PulteGroup Inc
210,000	4.25%, 03/01/2021	210,525
415,000	7.88%, 06/15/2032	620,944
1,200,000	6.00%, 02/15/2035	1,631,640
100,000	Royal Caribbean Cruises Ltd(b) 9.13%, 06/15/2023	108,500
	Scientific Games International Inc(b)
315,000	8.25%, 03/15/2026	339,444
215,000	7.00%, 05/15/2028	231,170
465,000	Station Casinos LLC(b) 4.50%, 02/15/2028	468,487
3,000	TRI Pointe Group Inc / TRI Pointe Homes Inc 5.88%, 06/15/2024	3,275
430,000	Under Armour Inc(g) 3.25%, 06/15/2026	432,687
	US Airways Pass Through Trust
	Series 2011-1 Class A
155,442	7.13%, 10/22/2023	142,722
	Series 2012-1 Class A
365,545	5.90%, 10/01/2024	365,368
460,000	Vista Outdoor Inc 5.88%, 10/01/2023	464,600
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 415,000	Volkswagen Group of America Finance LLC(b) 3.35%, 05/13/2025	$ 456,143
125,000	Wyndham Destinations Inc(b) 6.63%, 07/31/2026	143,125
950,000	Wynn Macau Ltd(b) 5.63%, 08/26/2028	995,652
	Yum! Brands Inc
205,000	7.75%, 04/01/2025(b)	227,038
450,000	4.75%, 01/15/2030(b)	493,425
555,000	3.63%, 03/15/2031	561,011
		41,629,614
Consumer, Non-Cyclical — 7.52%
525,000	Adani Ports & Special Economic Zone Ltd(b) 4.20%, 08/04/2027	562,306
70,000	AdaptHealth LLC(b) 4.63%, 08/01/2029	71,925
485,000	Akumin Inc(b) 7.00%, 11/01/2025	509,250
725,000	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC(b) 4.63%, 01/15/2027	771,219
675,000	Allied Universal Holdco LLC / Allied Universal Finance Corp(b) 6.63%, 07/15/2026	719,752
673,000	Altria Group Inc 4.80%, 02/14/2029	807,005
830,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc 4.90%, 02/01/2046	1,080,200
	Anheuser-Busch InBev Worldwide Inc
555,000	4.75%, 01/23/2029	684,405
395,000	4.60%, 04/15/2048	499,021
	Ashtead Capital Inc(b)
650,000	4.38%, 08/15/2027	686,562
415,000	4.25%, 11/01/2029	454,359
60,000	Avantor Funding Inc(b) 4.63%, 07/15/2028	63,450
620,000	BAT Capital Corp 4.91%, 04/02/2030	748,398
180,000	Bausch Health Americas Inc(b) 9.25%, 04/01/2026	200,700
435,000	Bausch Health Cos Inc(b) 7.00%, 01/15/2028	478,152
480,000	BioMarin Pharmaceutical Inc(g) 0.60%, 08/01/2024	515,082
865,000	Block Financial LLC 3.88%, 08/15/2030	933,951
375,000	Centene Corp 4.63%, 12/15/2029	416,329
525,000	Cheplapharm Arzneimittel GmbH(b) 5.50%, 01/15/2028	548,625

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 535,000	Chobani LLC / Chobani Finance Corp Inc(b) 7.50%, 04/15/2025	$ 561,001
365,000	CHS / Community Health Systems Inc(b) 6.63%, 02/15/2025	384,155
767,000	CoStar Group Inc(b) 2.80%, 07/15/2030	796,508
1,200,000	CVS Health Corp 3.25%, 08/15/2029	1,353,839
440,000	DaVita Inc(b) 3.75%, 02/15/2031	446,758
75,000	Encompass Health Corp 4.75%, 02/01/2030	80,344
880,000	Fomento Economico Mexicano SAB de CV 3.50%, 01/16/2050	977,154
360,000	Gartner Inc(b) 3.75%, 10/01/2030	378,000
	HCA Inc
395,000	7.50%, 12/15/2023	452,275
290,000	8.36%, 04/15/2024	339,300
135,000	7.69%, 06/15/2025	162,000
555,000	7.58%, 09/15/2025	668,775
1,565,000	7.05%, 12/01/2027	1,895,606
570,000	4.13%, 06/15/2029	660,936
360,000	7.50%, 11/06/2033	500,400
90,000	7.75%, 07/15/2036	116,325
2,530,000	5.25%, 06/15/2049(g)	3,336,290
600,000	Herbalife Nutrition Ltd / HLF Financing Inc(b)(g) 7.88%, 09/01/2025	655,500
860,000	Hologic Inc(b) 3.25%, 02/15/2029	875,050
365,000	IHS Markit Ltd 4.25%, 05/01/2029	443,424
200,000	IQVIA Inc(b) 5.00%, 05/15/2027	212,605
285,000	Jaguar Holding Co II / PPD Development LP(b) 5.00%, 06/15/2028	304,237
260,000	Kimberly-Clark de Mexico SAB de CV(b) 2.43%, 07/01/2031	268,471
83,000	Koninklijke Ahold Delhaize NV 5.70%, 10/01/2040	118,760
	Kraft Heinz Foods Co
505,000	3.88%, 05/15/2027(b)	543,861
140,000	5.00%, 06/04/2042	164,038
695,000	5.20%, 07/15/2045	825,222
970,000	4.38%, 06/01/2046	1,047,903
855,000	4.88%, 10/01/2049(b)	995,885
150,000	4.88%, 10/01/2049	174,717
330,000	Kronos Acquisition Holdings Inc(b) 9.00%, 08/15/2023	338,085
	Kronos Acquisition Holdings Inc / KIK Custom Products Inc(b)
10,000	5.00%, 12/31/2026	10,425
85,000	7.00%, 12/31/2027	88,997
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 180,000	Lamb Weston Holdings Inc(b)(g) 4.88%, 05/15/2028	$ 200,925
	Legacy LifePoint Health LLC(b)
5,000	6.75%, 04/15/2025	5,369
280,000	4.38%, 02/15/2027	284,200
165,000	LifePoint Health Inc(b) 5.38%, 01/15/2029	164,884
	Mylan Inc
330,000	5.40%, 11/29/2043	435,418
280,000	5.20%, 04/15/2048	368,358
	Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA(b)
310,000	7.38%, 06/01/2025	330,150
135,000	7.25%, 02/01/2028	142,425
325,000	Par Pharmaceutical Inc(b) 7.50%, 04/01/2027	352,625
	Perrigo Finance Unlimited Co
575,000	4.38%, 03/15/2026	650,591
265,000	3.15%, 06/15/2030	283,070
290,000	Post Holdings Inc(b) 5.75%, 03/01/2027	307,037
582,000	Royalty Pharma PLC(b) 2.20%, 09/02/2030	597,330
60,000	Sabre Global Inc(b) 9.25%, 04/15/2025	71,400
370,000	Select Medical Corp(b) 6.25%, 08/15/2026	398,460
1,140,000	ServiceMaster Co LLC 7.45%, 08/15/2027	1,326,675
100,000	Smithfield Foods Inc(b) 3.00%, 10/15/2030	105,808
720,000	Surgery Center Holdings Inc(b)(g) 6.75%, 07/01/2025	732,600
105,000	Syneos Health Inc(b) 3.63%, 01/15/2029	105,290
	Tenet Healthcare Corp
40,000	7.50%, 04/01/2025(b)	43,700
1,695,000	5.13%, 05/01/2025	1,728,036
140,000	4.88%, 01/01/2026(b)	146,455
105,000	6.25%, 02/01/2027(b)	111,300
477,000	5.13%, 11/01/2027(b)	505,024
160,000	6.13%, 10/01/2028(b)	166,985
	Teva Pharmaceutical Finance Netherlands III BV
145,000	2.80%, 07/21/2023	143,550
200,000	7.13%, 01/31/2025	221,060
1,385,000	3.15%, 10/01/2026	1,331,345
2,550,000	4.10%, 10/01/2046	2,269,500
	United Rentals North America Inc
150,000	4.88%, 01/15/2028	159,750
360,000	5.25%, 01/15/2030	399,600
155,000	4.00%, 07/15/2030	163,137
1,295,000	Utah Acquisition Sub Inc 5.25%, 06/15/2046	1,694,023
660,000	Viatris Inc(b) 4.00%, 06/22/2050	754,836

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 530,000	West Street Merger Sub Inc(b) 6.38%, 09/01/2025	$ 543,250
		48,171,703
Energy — 5.92%
	Aker BP ASA(b)
200,000	3.00%, 01/15/2025	209,860
605,000	2.88%, 01/15/2026	617,281
615,000	3.75%, 01/15/2030	645,618
730,000	4.00%, 01/15/2031	790,343
640,000	Alliance Resource Operating Partners LP / Alliance Resource Finance Corp(b) 7.50%, 05/01/2025	544,000
655,303	Alta Wind Holdings LLC(b) 7.00%, 06/30/2035	769,731
	Antero Midstream Partners LP / Antero Midstream Finance Corp(b)
215,000	7.88%, 05/15/2026	222,005
600,000	5.75%, 01/15/2028	576,120
465,000	Apache Corp(g) 4.63%, 11/15/2025	488,250
315,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp(b) 8.25%, 12/31/2028	314,213
	Blue Racer Midstream LLC / Blue Racer Finance Corp(b)
20,000	7.63%, 12/15/2025	21,300
475,000	6.63%, 07/15/2026	478,562
585,000	BP Capital Markets PLC(h) 4.88%, Perpetual	652,684
368,493	Callon Petroleum Co 6.13%, 10/01/2024	211,883
	Cheniere Corpus Christi Holdings LLC
635,000	5.13%, 06/30/2027	750,928
1,035,000	3.70%, 11/15/2029	1,151,671
290,000	Cheniere Energy Inc(b) 4.63%, 10/15/2028	304,500
200,000	Cheniere Energy Partners LP 5.63%, 10/01/2026	208,500
725,000	Cimarex Energy Co 4.38%, 03/15/2029	825,458
215,000	Citgo Holding Inc(b) 9.25%, 08/01/2024	197,800
435,000	Citgo Petroleum Corp(b) 7.00%, 06/15/2025	433,912
945,000	Concho Resources Inc 2.40%, 02/15/2031	988,481
	Continental Resources Inc
525,000	3.80%, 06/01/2024	540,750
805,000	4.38%, 01/15/2028(g)	821,100
500,000	CrownRock LP / CrownRock Finance Inc(b) 5.63%, 10/15/2025	510,000
395,000	DCP Midstream Operating LP(b) 6.45%, 11/03/2036	422,650
Principal Amount(a)		Fair Value
Energy — (continued)
$ 340,000	Enbridge Energy Partners LP 7.38%, 10/15/2045	$ 518,143
110,000	Energy Transfer Operating LP 3.75%, 05/15/2030	118,591
325,000	EnLink Midstream Partners LP 4.15%, 06/01/2025	318,500
	EQM Midstream Partners LP(b)
160,000	6.00%, 07/01/2025	175,200
180,000	6.50%, 07/01/2027	202,686
35,000	EQT Corp 5.00%, 01/15/2029	36,901
415,000	Geopark Ltd(b) 6.50%, 09/21/2024	430,562
75,000	Gray Oak Pipeline LLC(b) 3.45%, 10/15/2027	78,307
360,000	Hess Corp 5.60%, 02/15/2041	438,780
825,000	HollyFrontier Corp 5.88%, 04/01/2026	921,082
1,315,000	KazMunayGas National Co JSC(b) 4.75%, 04/19/2027	1,525,400
35,000	Kinder Morgan Energy Partners LP 5.00%, 08/15/2042	40,697
	Kinder Morgan Inc
590,000	7.75%, 01/15/2032	855,617
165,000	5.05%, 02/15/2046	201,927
255,000	Leviathan Bond Ltd(b) 6.13%, 06/30/2025	279,863
	MPLX LP
40,000	4.50%, 07/15/2023	43,565
145,000	4.88%, 06/01/2025	167,452
440,000	Northriver Midstream Finance LP(b) 5.63%, 02/15/2026	454,432
175,000	NuStar Logistics LP 6.38%, 10/01/2030	198,240
	Occidental Petroleum Corp
147,000	2.70%, 08/15/2022	147,184
10,000	2.70%, 02/15/2023	9,991
145,000	2.90%, 08/15/2024	139,563
60,000	3.50%, 06/15/2025	57,958
280,000	5.88%, 09/01/2025	298,200
15,000	5.50%, 12/01/2025	15,639
10,000	5.55%, 03/15/2026	10,439
285,000	3.50%, 08/15/2029	260,823
310,000	6.63%, 09/01/2030	336,583
300,000	6.13%, 01/01/2031	321,060
410,000	4.50%, 07/15/2044	347,475
	ONEOK Partners LP
225,000	4.90%, 03/15/2025	255,865
70,000	6.20%, 09/15/2043	84,903
430,000	Parsley Energy LLC / Parsley Finance Corp(b) 4.13%, 02/15/2028	455,800
620,000	Patterson-UTI Energy Inc 5.15%, 11/15/2029	567,494
840,000	Pertamina Persero PT(b) 6.45%, 05/30/2044	1,138,271

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Energy — (continued)
	Petrobras Global Finance BV
$ 945,000	5.60%, 01/03/2031(g)	$ 1,086,088
975,000	6.90%, 03/19/2049	1,235,812
1,800,000	Petroleos de Venezuela SA(b)(i) 6.00%, 05/16/2024	63,000
	Petroleos Mexicanos
425,000	6.88%, 08/04/2026	464,312
615,000	6.50%, 03/13/2027	647,712
775,000	5.95%, 01/28/2031	773,062
595,000	6.38%, 01/23/2045	545,317
510,000	Petronas Capital Ltd(b) 3.50%, 04/21/2030	585,357
	Plains All American Pipeline LP / PAA Finance Corp
780,000	3.80%, 09/15/2030	838,095
390,000	4.30%, 01/31/2043	383,198
365,000	4.70%, 06/15/2044	377,961
35,000	4.90%, 02/15/2045	37,094
	Sabine Pass Liquefaction LLC
420,000	4.20%, 03/15/2028	481,889
1,000,000	4.50%, 05/15/2030(b)	1,184,689
1,070,000	Saudi Arabian Oil Co(b) 3.25%, 11/24/2050	1,083,055
175,000	Shelf Drilling Holdings Ltd(b) 8.25%, 02/15/2025	80,500
715,000	Sunoco LP / Sunoco Finance Corp(b) 4.50%, 05/15/2029	743,600
	Targa Resources Partners LP / Targa Resources Partners Finance Corp
450,000	5.88%, 04/15/2026	477,099
160,000	4.88%, 02/01/2031(b)	173,600
420,000	TerraForm Power Operating LLC(b) 5.00%, 01/31/2028	471,933
275,000	USA Compression Partners LP / USA Compression Finance Corp 6.88%, 04/01/2026	287,375
755,000	WPX Energy Inc 4.50%, 01/15/2030	800,300
		37,971,841
Financial — 15.80%
	Acrisure LLC / Acrisure Finance Inc(b)
325,000	8.13%, 02/15/2024	344,082
540,000	7.00%, 11/15/2025	562,167
330,000	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust 3.65%, 07/21/2027	359,500
100,000	AGFC Capital Trust I(b)(e) 1.99%, 01/15/2067 3-mo. LIBOR + 1.75%	42,500
	Air Lease Corp
55,000	2.25%, 01/15/2023	56,467
595,000	3.38%, 07/01/2025	639,735
Principal Amount(a)		Fair Value
Financial — (continued)
$ 10,000	4.63%, 10/01/2028	$ 11,482
95,000	3.25%, 10/01/2029	100,322
380,000	3.00%, 02/01/2030	389,907
1,275,000	3.13%, 12/01/2030	1,324,898
1,210,000	Aircastle Ltd 4.25%, 06/15/2026	1,274,029
665,000	Allstate Corp(e) 5.75%, 08/15/2053 3-mo. LIBOR + 2.93%	711,590
	Ally Financial Inc
165,000	3.88%, 05/21/2024	180,771
265,000	4.63%, 03/30/2025	301,995
2,795,000	5.80%, 05/01/2025	3,318,311
525,000	5.75%, 11/20/2025	611,101
75,000	American International Group Inc 4.13%, 02/15/2024	83,031
635,000	American Tower Corp REIT 2.10%, 06/15/2030	651,384
1,125,000	Antares Holdings LP(b) 6.00%, 08/15/2023	1,147,230
353,000	Ascot Group Ltd(b) 4.25%, 12/15/2030	359,619
	Athene Global Funding(b)
930,000	2.45%, 08/20/2027	963,894
1,150,000	2.55%, 11/19/2030	1,150,200
385,000	Athene Holding Ltd 3.50%, 01/15/2031	406,634
535,000	Australia & New Zealand Banking Group Ltd(b) 4.40%, 05/19/2026	615,251
910,000	Aviation Capital Group LLC(b) 5.50%, 12/15/2024	1,007,261
438,000	Avolon Holdings Funding Ltd(b) 4.38%, 05/01/2026	474,357
400,000	Banco de Bogota SA(b)(g) 6.25%, 05/12/2026	461,504
545,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander(b) 5.38%, 04/17/2025	626,129
2,600,000	Banco Santander SA 5.18%, 11/19/2025	3,047,995
	Bank of America Corp
75,000	4.45%, 03/03/2026	87,404
715,000	4.18%, 11/25/2027	829,250
555,000	3.42%, 12/20/2028(e) 3-mo. LIBOR + 1.04%	627,513
505,000	Bank of Montreal 3.80%, 12/15/2032	572,178
665,000	Bank of New York Mellon Corp(h) 4.70%, Perpetual	733,362
	Barclays PLC
200,000	5.09%, 06/20/2030(e) 3-mo. LIBOR + 3.05%	239,804
985,000	3.56%, 09/23/2035	1,067,287
	BBVA Bancomer SA(b)
200,000	1.88%, 09/18/2025	202,000
570,000	5.13%, 01/18/2033	614,175

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Financial — (continued)
	Brighthouse Financial Inc
$ 112,000	3.70%, 06/22/2027	$ 121,757
433,000	5.63%, 05/15/2030	534,268
	Brixmor Operating Partnership LP REIT
1,335,000	4.13%, 05/15/2029	1,534,955
75,000	4.05%, 07/01/2030	86,038
805,000	Capital One Financial Corp 3.75%, 07/28/2026	912,416
785,000	Charles Schwab Corp(h) 4.00%, Perpetual	826,212
590,000	Citadel LP(b) 4.88%, 01/15/2027	642,931
350,000	Citigroup Inc(e)(h) 6.25%, Perpetual 3-mo. LIBOR + 4.51%	401,435
480,000	CNO Financial Group Inc 5.25%, 05/30/2029	579,216
	Crown Castle International Corp REIT
460,000	3.30%, 07/01/2030	514,593
1,130,000	2.25%, 01/15/2031	1,171,440
295,000	Danske Bank A/S(b)(e) 3.24%, 12/20/2025 3-mo. LIBOR + 1.59%	315,621
	Deutsche Bank AG(e)
490,000	2.22%, 09/18/2024 1-yr. SOFR + 2.16%	504,047
290,000	3.55%, 09/18/2031 1-yr. SOFR + 3.04%	314,488
300,000	Discover Financial Services(h) 6.13%, Perpetual	338,250
146,016	Doric Nimrod Air Alpha Pass Through Trust(b) Series 2013-1 Class A 5.25%, 05/30/2023	136,436
630,000	Drawbridge Special Opportunities Fund LP / Drawbridge Special Opportunities Finance(b) 5.00%, 08/01/2021	636,060
700,000	EPR Properties REIT 4.75%, 12/15/2026	707,110
	Equinix Inc REIT
880,000	3.20%, 11/18/2029	969,462
615,000	2.15%, 07/15/2030(g)	625,198
590,000	ESH Hospitality Inc REIT(b) 4.63%, 10/01/2027	604,750
665,000	Fairfax Financial Holdings Ltd 4.85%, 04/17/2028	743,981
585,000	Fidelity & Guaranty Life Holdings Inc(b) 5.50%, 05/01/2025	682,695
525,000	Fidelity National Financial Inc 3.40%, 06/15/2030	576,235
768,000	Fifth Third Bancorp(h) 4.50%, Perpetual	816,768
1,360,000	GE Capital Funding LLC(b) 4.40%, 05/15/2030	1,602,390
	Global Atlantic Finance Co(b)
770,000	8.63%, 04/15/2021	782,952
Principal Amount(a)		Fair Value
Financial — (continued)
$ 510,000	4.40%, 10/15/2029	$ 561,866
	GLP Capital LP / GLP Financing II Inc REIT
440,000	5.25%, 06/01/2025	495,035
108,000	5.75%, 06/01/2028	127,922
280,000	5.30%, 01/15/2029	325,814
	Goldman Sachs Group Inc
630,000	3.85%, 01/26/2027	718,791
1,600,000	6.75%, 10/01/2037	2,445,563
257,000	Huntington Bancshares Inc(e)(h) 5.70%, Perpetual 3-mo. LIBOR + 2.88%	258,285
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
805,000	4.75%, 09/15/2024	836,194
840,000	6.25%, 05/15/2026	889,476
380,000	5.25%, 05/15/2027	407,360
725,000	Intercorp Peru Ltd(b) 3.88%, 08/15/2029	752,369
	Iron Mountain Inc REIT(b)
375,000	5.00%, 07/15/2028	398,389
755,000	4.88%, 09/15/2029	796,525
530,000	5.25%, 07/15/2030	572,400
570,000	iStar Inc REIT 4.25%, 08/01/2025	562,875
	Jefferies Group LLC
705,000	6.45%, 06/08/2027	893,475
1,140,000	6.25%, 01/15/2036	1,518,822
	JPMorgan Chase & Co(e)
343,000	4.60%, Perpetual(h) 1-yr. SOFR + 3.12%	354,148
415,000	4.01%, 04/23/2029 3-mo. LIBOR + 1.12%	487,018
1,110,000	2.96%, 05/13/2031 1-yr. SOFR + 2.51%	1,216,822
875,000	KeyCorp (e)(h) 5.00%, Perpetual 3-mo. LIBOR + 3.60%	948,500
1,000,000	KeyCorp Capital III 7.75%, 07/15/2029	1,318,437
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp REIT(b)
275,000	5.25%, 10/01/2025	274,313
720,000	4.25%, 02/01/2027	707,400
295,000	Lincoln National Corp(e) 2.26%, 04/20/2067 3-mo. LIBOR + 2.04%	220,513
600,000	MBIA Insurance Corp(b)(e)(i) 11.50%, 01/15/2033 3-mo. LIBOR + 11.26%	210,000
	MetLife Inc
565,000	3.85%, Perpetual(h)	596,075
340,000	5.88%, Perpetual(e)(g)(h) 3-mo. LIBOR + 2.95%	389,470
245,000	9.25%, 04/08/2038(b)	373,329
915,000	10.75%, 08/01/2039	1,566,704

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Financial — (continued)
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc REIT
$ 85,000	4.63%, 06/15/2025(b)	$ 91,035
195,000	5.75%, 02/01/2027	218,765
660,000	3.88%, 02/15/2029(b)	674,850
	Morgan Stanley
1,950,000	4.35%, 09/08/2026	2,299,418
285,000	3.95%, 04/23/2027	329,498
	MPT Operating Partnership LP / MPT Finance Corp REIT
295,000	5.00%, 10/15/2027	313,806
195,000	4.63%, 08/01/2029	209,625
465,000	3.50%, 03/15/2031	480,113
1,410,000	Mutual of Omaha Insurance Co(b) 6.80%, 06/15/2036	1,889,599
1,185,000	Natwest Group PLC 6.00%, 12/19/2023	1,354,109
	Navient Corp
35,000	7.25%, 01/25/2022	36,575
5,000	6.50%, 06/15/2022	5,291
80,000	7.25%, 09/25/2023	87,678
265,000	6.13%, 03/25/2024	282,888
10,000	5.88%, 10/25/2024	10,625
295,000	6.75%, 06/15/2026	321,550
790,000	5.00%, 03/15/2027	796,912
250,000	NMI Holdings Inc(b) 7.38%, 06/01/2025	280,000
1,340,000	Old Republic International Corp 4.88%, 10/01/2024	1,527,515
	OneMain Finance Corp
405,000	6.88%, 03/15/2025	470,306
535,000	7.13%, 03/15/2026	632,638
535,000	Penn Mutual Life Insurance Co(b) 6.65%, 06/15/2034	685,667
555,000	PNC Financial Services Group Inc(e)(h) 5.00%, Perpetual 3-mo. LIBOR + 3.30%	606,338
	Prudential Financial Inc(e)
470,000	5.88%, 09/15/2042 3-mo. LIBOR + 4.17%	504,338
390,000	5.63%, 06/15/2043 3-mo. LIBOR + 3.92%	418,199
1,045,000	Quicken Loans LLC(b) 5.25%, 01/15/2028	1,115,537
	Quicken Loans LLC / Quicken Loans Co-Issuer Inc(b)
785,000	3.63%, 03/01/2029	800,700
1,225,000	3.88%, 03/01/2031	1,270,937
535,000	Radian Group Inc 4.50%, 10/01/2024	564,425
585,000	Regency Centers LP REIT 2.95%, 09/15/2029	624,963
	Santander Holdings USA Inc
1,020,000	3.50%, 06/07/2024	1,101,752
Principal Amount(a)		Fair Value
Financial — (continued)
$ 380,000	4.40%, 07/13/2027	$ 434,122
	Service Properties Trust REIT
90,000	7.50%, 09/15/2025	103,690
755,000	4.95%, 02/15/2027(g)	758,775
	Simon Property Group LP REIT
370,000	2.65%, 07/15/2030	393,881
270,000	3.80%, 07/15/2050	300,684
150,000	Sirius International Group Ltd(b) 4.60%, 11/01/2026	147,750
	Societe Generale SA(b)
1,740,000	4.75%, 11/24/2025	1,972,202
2,475,000	4.25%, 08/19/2026	2,768,756
	Spirit Realty LP REIT
850,000	3.40%, 01/15/2030	921,379
805,000	3.20%, 02/15/2031	854,956
	Standard Chartered PLC(b)
1,145,000	4.64%, 04/01/2031	1,384,396
895,000	3.27%, 02/18/2036	936,522
290,000	Synovus Financial Corp 5.90%, 02/07/2029	312,576
655,000	Toronto-Dominion Bank 3.63%, 09/15/2031	742,134
730,000	Truist Financial Corp(h) 5.10%, Perpetual	834,032
450,000	Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC REIT 8.25%, 10/15/2023	453,375
580,000	Voya Financial Inc(e) 5.65%, 05/15/2053 3-mo. LIBOR + 3.58%	614,800
475,000	Wells Fargo & Co(e)(h) 5.90%, Perpetual 3-mo. LIBOR + 3.11%	504,094
815,000	Weyerhaeuser Co REIT 4.00%, 04/15/2030	964,646
765,000	Zions Bancorp NA 3.25%, 10/29/2029	805,573
		101,315,908
Industrial — 4.88%
600,000	ARD Finance SA(b)(j) 6.50%, 06/30/2027 PIK rate, 7.25%	640,500
	Boeing Co
30,000	3.10%, 05/01/2026	32,115
170,000	2.25%, 06/15/2026	174,299
150,000	3.20%, 03/01/2029	158,272
220,000	2.95%, 02/01/2030(g)	227,575
1,285,000	5.15%, 05/01/2030	1,555,068
555,000	3.63%, 02/01/2031	608,012
130,000	3.25%, 02/01/2035	133,217
180,000	3.55%, 03/01/2038	183,410
115,000	3.50%, 03/01/2039	116,334
180,000	5.71%, 05/01/2040	232,760
490,000	3.38%, 06/15/2046	477,361
105,000	3.65%, 03/01/2047	106,113

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 285,000	3.63%, 03/01/2048	$ 286,876
160,000	3.85%, 11/01/2048	164,761
240,000	3.90%, 05/01/2049	254,264
1,015,000	3.75%, 02/01/2050	1,065,520
1,800,000	5.81%, 05/01/2050	2,482,654
65,000	3.83%, 03/01/2059	65,906
215,000	3.95%, 08/01/2059	229,653
460,000	5.93%, 05/01/2060	651,378
415,000	Bombardier Inc(b) 8.75%, 12/01/2021	431,600
500,000	Builders FirstSource Inc(b) 6.75%, 06/01/2027	542,355
	Carrier Global Corp
640,000	2.72%, 02/15/2030	683,262
115,000	3.58%, 04/05/2050	127,509
	Cemex SAB de CV(b)
400,000	5.45%, 11/19/2029	440,004
885,000	5.20%, 09/17/2030	970,402
510,000	CP Atlas Buyer Inc(b) 7.00%, 12/01/2028	529,125
	Embraer Netherlands Finance BV
200,000	5.05%, 06/15/2025	212,002
950,000	5.40%, 02/01/2027	1,009,384
	FedEx Corp
95,000	4.10%, 02/01/2045	111,913
15,000	4.05%, 02/15/2048	18,101
115,000	5.25%, 05/15/2050	162,618
	Fortress Transportation & Infrastructure Investors LLC(b)
45,000	6.50%, 10/01/2025	47,030
85,000	9.75%, 08/01/2027	97,431
	General Electric Co
710,000	5.00%, Perpetual(e)(h) 3-mo. LIBOR + 3.33%	658,355
355,000	3.63%, 05/01/2030(g)	405,513
260,000	4.50%, 03/11/2044	317,320
170,000	4.35%, 05/01/2050	206,391
	GFL Environmental Inc(b)
187,000	8.50%, 05/01/2027	207,570
305,000	4.00%, 08/01/2028	307,288
730,000	Hillenbrand Inc 5.00%, 09/15/2026	818,512
300,000	Howmet Aerospace Inc 6.88%, 05/01/2025	354,000
	Huntington Ingalls Industries Inc(b)
380,000	3.84%, 05/01/2025	422,167
235,000	4.20%, 05/01/2030	278,201
540,000	Jabil Inc 3.00%, 01/15/2031	574,381
205,000	Keysight Technologies Inc 3.00%, 10/30/2029	226,222
436,000	Leonardo US Holding Inc(b) 6.25%, 01/15/2040	514,480
365,000	Mauser Packaging Solutions Holding Co(b) 7.25%, 04/15/2025	368,650
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 502,000	Owens Corning 7.00%, 12/01/2036	$ 714,983
685,000	Signature Aviation US Holdings Inc(b) 4.00%, 03/01/2028	689,500
	Spirit AeroSystems Inc
345,000	3.95%, 06/15/2023	338,100
455,000	5.50%, 01/15/2025(b)	479,980
680,000	7.50%, 04/15/2025(b)	729,300
60,000	4.60%, 06/15/2028	59,325
1,140,000	Standard Industries Inc(b) 4.38%, 07/15/2030	1,219,492
702,500	Stanley Black & Decker Inc 4.00%, 03/15/2060	747,693
1,320,000	Textron Inc 3.00%, 06/01/2030	1,422,132
470,000	Titan Acquisition Ltd / Titan Co-Borrower LLC(b) 7.75%, 04/15/2026	486,450
	TransDigm Inc
715,000	6.25%, 03/15/2026(b)	761,475
605,000	5.50%, 11/15/2027	636,037
	Trident TPI Holdings Inc(b)
400,000	9.25%, 08/01/2024	426,000
435,000	6.63%, 11/01/2025	441,525
210,000	Vulcan Materials Co 3.50%, 06/01/2030	241,081
710,000	Weekley Homes LLC / Weekley Finance Corp(b) 4.88%, 09/15/2028	741,950
225,000	WRKCo Inc 3.00%, 06/15/2033	247,031
		31,269,888
Technology — 3.02%
350,000	Banff Merger Sub Inc(b) 9.75%, 09/01/2026	377,937
515,000	Black Knight InfoServ LLC(b) 3.63%, 09/01/2028	527,231
70,000	Broadcom Corp / Broadcom Cayman Finance Ltd 3.50%, 01/15/2028	77,123
	Broadcom Inc
2,700,000	4.75%, 04/15/2029	3,227,352
1,170,000	4.15%, 11/15/2030	1,352,478
1,000,000	4.30%, 11/15/2032	1,184,750
435,000	CDW LLC / CDW Finance Corp 4.13%, 05/01/2025	455,088
415,000	Change Healthcare Holdings LLC / Change Healthcare Finance Inc(b) 5.75%, 03/01/2025	423,300
840,000	Citrix Systems Inc 3.30%, 03/01/2030	927,548
290,000	Dell International LLC / EMC Corp(b) 8.10%, 07/15/2036	428,462
625,000	Hewlett Packard Enterprise Co 6.35%, 10/15/2045	822,686

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Technology — (continued)
$ 780,000	HP Inc 3.40%, 06/17/2030	$ 867,565
450,000	J2 Global Inc(b) 4.63%, 10/15/2030	474,750
840,000	Leidos Inc(b) 2.30%, 02/15/2031	855,287
585,000	Microchip Technology Inc(b) 4.25%, 09/01/2025	618,849
	Micron Technology Inc
170,000	5.33%, 02/06/2029	212,557
1,755,000	4.66%, 02/15/2030	2,152,573
75,000	NCR Corp(b) 5.25%, 10/01/2030	80,438
115,000	Open Text Corp(b) 3.88%, 02/15/2028	119,313
650,000	Open Text Holdings Inc(b) 4.13%, 02/15/2030	691,470
380,000	Qorvo Inc(b) 3.38%, 04/01/2031	392,350
750,000	Science Applications International Corp(b) 4.88%, 04/01/2028	795,000
405,000	Seagate HDD Cayman(b) 3.38%, 07/15/2031	407,191
105,000	SS&C Technologies Inc(b) 5.50%, 09/30/2027	112,142
590,000	Veritas US Inc / Veritas Bermuda Ltd(b) 7.50%, 09/01/2025	605,488
	VMware Inc
230,000	3.90%, 08/21/2027	259,373
320,000	4.70%, 05/15/2030	384,775
515,000	Xerox Holdings Corp(b) 5.50%, 08/15/2028	546,492
		19,379,568
Utilities — 2.73%
	AES Corp(b)
260,000	3.95%, 07/15/2030	293,907
370,000	2.45%, 01/15/2031	374,775
772,000	American Electric Power Co Inc 2.30%, 03/01/2030	805,772
	Calpine Corp(b)
235,000	4.50%, 02/15/2028	244,400
355,000	5.13%, 03/15/2028	373,449
955,000	3.75%, 03/01/2031	945,765
720,000	CMS Energy Corp 4.75%, 06/01/2050	810,695
695,000	Dominion Energy Inc 3.38%, 04/01/2030	791,258
561,000	DPL Inc 4.35%, 04/15/2029	629,313
	Edison International
70,000	4.95%, 04/15/2025	79,927
765,000	4.13%, 03/15/2028	852,659
765,000	Enel Finance International NV(b) 6.00%, 10/07/2039	1,090,149
Principal Amount(a)		Fair Value
Utilities — (continued)
$ 585,000	Eskom Holdings SOC Ltd(b) 7.13%, 02/11/2025	$ 597,285
955,000	FirstEnergy Corp 3.40%, 03/01/2050	913,116
200,000	IPALCO Enterprises Inc(b) 4.25%, 05/01/2030	230,769
600,000	National Fuel Gas Co 5.50%, 01/15/2026	691,918
	NRG Energy Inc
210,000	5.75%, 01/15/2028	229,425
390,000	4.45%, 06/15/2029(b)	452,132
215,000	5.25%, 06/15/2029(b)	236,500
925,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara(b) 4.13%, 05/15/2027	1,022,125
	PG&E Corp
340,000	5.25%, 07/01/2030	374,000
335,000	4.30%, 03/15/2045	356,471
40,000	4.95%, 07/01/2050	47,588
740,000	3.50%, 08/01/2050	734,438
	Southern California Edison Co
40,000	4.00%, 04/01/2047	46,907
50,000	4.13%, 03/01/2048	59,553
140,000	3.65%, 02/01/2050	158,729
	Talen Energy Supply LLC(b)
180,000	7.25%, 05/15/2027	191,700
545,000	6.63%, 01/15/2028	569,525
	Vistra Operations Co LLC(b)
2,700,000	3.70%, 01/30/2027	2,976,195
290,000	4.30%, 07/15/2029	329,002
		17,509,447
TOTAL CORPORATE BONDS AND NOTES — 59.68% (Cost $341,120,146)		$382,656,466
CONVERTIBLE BONDS
Communications — 0.92%
4,825,000	DISH Network Corp 2.38%, 03/15/2024	4,496,561
410,000	Liberty Media Corp(b) 0.50%, 12/01/2050	434,857
435,000	Palo Alto Networks Inc(b) 0.38%, 06/01/2025	572,821
410,000	Uber Technologies Inc(b)(k) 0.00%, 12/15/2025	419,446
		5,923,685
Consumer, Cyclical — 0.06%
255,000	Southwest Airlines Co 1.25%, 05/01/2025	370,387
Consumer, Non-Cyclical — 0.65%
1,675,000	BioMarin Pharmaceutical Inc(b) 1.25%, 05/15/2027	1,750,375

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 140,000	Chegg Inc(b)(k) 0.00%, 09/01/2026	$ 156,550
215,000	Guardant Health Inc(b)(k) 0.00%, 11/15/2027	251,556
465,000	Neurocrine Biosciences Inc 2.25%, 05/15/2024	641,594
350,000	Shift4 Payments Inc(b)(k) 0.00%, 12/15/2025	427,100
770,000	Teladoc Health Inc(b) 1.25%, 06/01/2027	922,233
		4,149,408
Technology — 0.05%
195,000	LivePerson Inc(b)(k) 0.00%, 12/15/2026	213,004
115,000	Lumentum Holdings Inc 0.50%, 12/15/2026	140,231
		353,235
Utilities — 0.03%
175,000	NRG Energy Inc 2.75%, 06/01/2048	198,852
TOTAL CONVERTIBLE BONDS — 1.71% (Cost $10,521,431)		$ 10,995,567
FOREIGN GOVERNMENT BONDS AND NOTES
470,000	Angolan Government International Bond(b) 8.25%, 05/09/2028	449,908
2,170,000	Argentine Republic Government International Bond(d) 0.13%, 07/09/2035	792,050
	Brazilian Government International Bond
355,000	3.88%, 06/12/2030	374,525
360,000	4.75%, 01/14/2050	385,020
	Colombia Government International Bond
275,000	3.13%, 04/15/2031	291,844
200,000	4.13%, 05/15/2051(g)	222,500
	Dominican Republic International Bond(b)
325,000	6.88%, 01/29/2026	392,031
365,000	5.95%, 01/25/2027	428,419
205,000	5.88%, 01/30/2060	225,500
785,000	Ecuador Government International Bond(b)(d) 0.50%, 07/31/2035	424,889
	Egypt Government International Bond(b)
590,000	7.60%, 03/01/2029	677,332
710,000	8.50%, 01/31/2047	802,300
300,000	8.88%, 05/29/2050	351,534
1,095,000	Emirate of Dubai Government International Bonds 5.25%, 01/30/2043	1,279,097
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 765,000	Ghana Government International Bond(b) 8.13%, 03/26/2032	$ 808,125
	Indonesia Government International Bond
765,000	4.35%, 01/08/2027(b)	889,683
730,000	2.85%, 02/14/2030	787,590
805,000	4.20%, 10/15/2050(g)	957,475
645,000	Israel Government International Bond 2.75%, 07/03/2030	711,138
510,000	Kenya Government International Bond(b)(g) 8.00%, 05/22/2032	594,113
138,650 (l)	Mexican Bonos MXN, 6.50%, 06/09/2022	717,319
	Mexico Government International Bond
430,000	2.66%, 05/24/2031	440,127
830,000	4.50%, 01/31/2050(g)	972,137
1,595,000	3.77%, 05/24/2061	1,658,401
355,000	Morocco Government International Bond(b) 5.50%, 12/11/2042	442,751
	Nigeria Government International Bond(b)
200,000	6.50%, 11/28/2027	215,256
415,000	7.88%, 02/16/2032	455,774
440,000	Oman Government International Bond(b)(g) 7.38%, 10/28/2032	486,003
365,000	Pakistan Government International Bond(b) 8.25%, 09/30/2025	401,055
	Panama Government International Bond
535,000	4.30%, 04/29/2053	678,113
315,000	3.87%, 07/23/2060	370,913
505,000	Philippine Government International Bond 3.70%, 03/01/2041	582,843
	Qatar Government International Bond(b)
415,000	3.75%, 04/16/2030	488,414
470,000	4.40%, 04/16/2050	612,293
	Republic of South Africa Government International Bond
355,000	5.88%, 06/22/2030	402,047
580,000	5.65%, 09/27/2047	578,190
	Russian Foreign Eurobond
1,200,000	4.38%, 03/21/2029	1,399,536
200,000	5.25%, 06/23/2047	276,750
	Saudi Government International Bond(b)
1,390,000	3.63%, 03/04/2028	1,558,120
440,000	3.25%, 10/22/2030	485,241
910,000	4.50%, 10/26/2046	1,103,602
	Turkey Government International Bond
360,000	4.88%, 10/09/2026	363,748

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 900,000	6.13%, 10/24/2028	$ 959,355
850,000	7.63%, 04/26/2029	979,837
285,000	5.25%, 03/13/2030	285,613
1,060,000	Ukraine Government International Bond(b) 7.25%, 03/15/2033	1,155,336
560,000	Uruguay Government International Bond 5.10%, 06/18/2050	784,000
1,700,000	Venezuela Government International Bond(i) 7.65%, 04/21/2025	153,000
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 4.81% (Cost $29,833,872)		$ 30,850,847
MORTGAGE-BACKED SECURITIES
Non-Agency — 4.78%
613,670	Angel Oak SB Commercial Mortgage Trust(b)(c) Series 2020-SBC1 Class A1 1.93%, 05/25/2050	614,483
	Arroyo Mortgage Trust(b)(c)
	Series 2018-1 Class A1
176,289	3.76%, 04/25/2048	178,896
	Series 2019-1 Class A1
467,084	3.81%, 01/25/2049	481,536
	Series 2019-2 Class A1
664,601	3.35%, 04/25/2049	684,723
135,469	Brass No 8 PLC(b)(e) Series 8A Class A1 0.92%, 11/16/2066 3-mo. LIBOR + 0.70%	136,018
985,000	BX Trust(b)(c) Series 2019-OC11 Class D 4.08%, 12/09/2041	1,024,306
	Citigroup Mortgage Loan Trust(b)
	Series 2018-A Class A1
95,818	4.00%, 01/25/2068	96,229
	Series 2019-IMC1 Class A1
434,477	2.72%, 07/25/2049(c)	442,275
	Series 2019-RP1 Class M2
185,000	4.00%, 01/25/2066(c)	204,557
273,927	COLT Mortgage Loan Trust(b)(c) Series 2020-1 Class A1 2.49%, 02/25/2050	277,016
75,000	COMM Mortgage Trust(b) Series 2012-CR3 Class AM 3.42%, 10/15/2045	76,063
100,000	Commercial Mortgage Pass Through Certificates(b) Series 2012-LTRT Class A2 3.40%, 10/05/2030	96,719
	Credit Suisse Mortgage Trust(b)
	Series 2019-RP10 Class A1
243,216	3.09%, 12/26/2059(c)	244,118
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2020-RPL3 Class A1
$ 262,827	2.69%, 03/25/2060(c)	$ 263,104
	Series 2020-RPL4 Class A1
711,775	2.00%, 01/25/2060	732,146
235,000	DBUBS Mortgage Trust(b)(c) Series 2017-BRBK Class D 3.53%, 10/10/2034	245,717
480,494	Deephaven Residential Mortgage Trust(b)(c) Series 2018-3A Class A1 3.79%, 08/25/2058	482,715
227,937	Ellington Financial Mortgage Trust(b)(c) Series 2019-2 Class A3 3.05%, 11/25/2059	232,879
	Galton Funding Mortgage Trust(b)(c)
	Series 2018-2 Class A41
316,731	4.50%, 10/25/2058	322,485
	Series 2019-H1 Class A1
182,771	2.66%, 10/25/2059	186,358
	Series 2020-H1 Class A1
620,280	2.31%, 01/25/2060	631,018
361,021	GCAT Trust(b)(c) Series 2019-RPL1 Class A1 2.65%, 10/25/2068	372,817
	GS Mortgage Securities Trust(c)
	Series 2013-PEMB Class A
130,000	3.55%, 03/05/2033(b)	125,544
	Series 2013-PEMB Class D
430,000	3.55%, 03/05/2033(b)	346,719
	Series 2014-GC18 Class B
160,000	4.89%, 01/10/2047	154,991
431,995	Homeward Opportunities Fund I Trust(b)(c) Series 2019-1 Class A1 3.45%, 01/25/2059	436,432
	JP Morgan Mortgage Trust(c)
	Series 2005-A5 Class 1A2
160,908	2.88%, 08/25/2035	165,538
	Series 2014-2 Class 2A2
478,405	3.50%, 06/25/2029(b)	489,224
235,000	Lanark Master Issuer PLC(b)(c) Series 2020-1A Class 1A 2.28%, 12/22/2069	240,616
	Legacy Mortgage Asset Trust(b)
	Series 2019-GS7 Class A1
408,184	3.25%, 11/25/2059(d)	408,860
	Series 2020-GS1 Class A1
435,503	2.88%, 10/25/2059(d)	436,835
	Series 2020-GS5 Class A1
112,863	3.25%, 06/25/2060	113,665
980,000	LHOME Mortgage Trust(b)(d) Series 2019-RTL1 Class A1 4.58%, 10/25/2023	991,479

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 330,000	Mello Warehouse Securitization Trust(b)(e) Series 2019-1 Class C 1.35%, 06/25/2052 1-mo. LIBOR + 1.20%	$ 329,932
667,964	MetLife Securitization Trust(b)(c) Series 2019-1A Class A1A 3.75%, 04/25/2058	716,032
	Mill City Mortgage Loan Trust(b)(c)
	Series 2019-1 Class M2
603,888	3.50%, 10/25/2069	658,525
	Series 2019-GS1 Class A1
462,337	2.75%, 07/25/2059	480,493
75,000	Morgan Stanley Bank of America Merrill Lynch Trust(c) Series 2013-C12 Class C 4.76%, 10/15/2046	67,117
215,000	Morgan Stanley Capital I Trust(b)(c) Series 2011-C2 Class B 5.20%, 06/15/2044	214,433
	New Residential Mortgage Loan Trust(b)
	Series 2017-2A Class A3
1,641,731	4.00%, 03/25/2057(c)	1,775,298
	Series 2019-NQM1 Class A1
804,962	3.67%, 01/25/2049(c)	809,482
	Series 2020-NPL2 Class A1
410,937	3.23%, 08/25/2060(d)	413,926
	Onslow Bay Mortgage Loan Trust(b)(c)
	Series 2018-EXP2 Class 1A1
538,532	4.00%, 07/25/2058	546,591
	Series 2019-INV1 Class A3
273,825	4.50%, 11/25/2048	285,381
254,277	OSAT Trust(b)(d) Series 2020-RPL1 Class A1 3.07%, 12/26/2059	257,649
	Preston Ridge Partners Mortgage LLC(b)(d)
	Series 2020-2 Class A1
1,093,093	3.67%, 08/25/2025	1,103,516
	Series 2020-3 Class A1
1,449,532	2.86%, 09/25/2025	1,461,346
	Series 2020-5 Class A1
690,043	3.10%, 11/25/2025	694,178
	Series 2020-6 Class A1
876,121	2.36%, 11/25/2025	876,212
945,094	Provident Funding Mortgage Trust(b)(c) Series 2019-1 Clsas A2 3.00%, 12/25/2049	961,195
460,742	RCKT Mortgage Trust(b)(c) Series 2020-1 Class A1 3.00%, 02/25/2050	473,512
297,023	RCO V Mortgage LLC(b)(d) Series 2020-1 Class A1 3.10%, 09/25/2025	297,545
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$1,062,095	Residential Mortgage Loan Trust(b)(c) Series 2019-2 Class A1 2.91%, 05/25/2059	$ 1,082,739
149,839	Sequoia Mortgage Trust(b)(c) Series 2019-CH2 Class A1 4.50%, 08/25/2049	153,687
834,770	Starwood Mortgage Residential Trust(b)(c) Series 2019-IMC1 Class A1 3.47%, 02/25/2049	840,244
840,000	TVC Mortgage Trust(b)(d) Series 2020-RTL1 Class M 5.19%, 09/25/2024	761,249
780,000	UBS Commercial Mortgage Trust(b)(c) Series 2012-C1 Class D 5.57%, 05/10/2045	601,713
	Verus Securitization Trust(b)(c)
	Series 2018-2 Class B1
585,000	4.43%, 06/01/2058	610,369
	Series 2018-3 Class A1
286,201	4.11%, 10/25/2058	293,496
	Series 2019-INV1 Class A1
453,410	3.40%, 12/25/2059	458,006
511,667	Visio Trust(b) Series 2020-1R Class A2 1.57%, 11/25/2055	509,726
455,704	Wells Fargo Mortgage Backed Securities Trust(b)(c) Series 2020-4 Class A1 3.00%, 07/25/2050	469,715
	WFRBS Commercial Mortgage Trust
	Series 2014-C24 Class AS
390,000	3.93%, 11/15/2047	401,005
	Series 2014-C24 Class B
70,000	4.20%, 11/15/2047(c)	69,716
	Series 2014-C24 Class C
90,000	4.29%, 11/15/2047(c)	71,260
		30,681,369
U.S. Government Agency — 0.14%
	Federal National Mortgage Association
482,263	4.00%, 09/01/2047	517,560
351,450	4.00%, 05/01/2048	376,161
		893,721
TOTAL MORTGAGE-BACKED SECURITIES — 4.92% (Cost $31,428,326)		$ 31,575,090
MUNICIPAL BONDS AND NOTES
130,000	Sales Tax Securitization Corp 3.41%, 01/01/2043	137,983

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Municipal Bonds and Notes — (continued)
$2,435,000	Tobacco Settlement Financing Corp Series A-1 6.71%, 06/01/2046	$ 2,547,668
TOTAL MUNICIPAL BONDS AND NOTES — 0.42% (Cost $2,552,759)		$ 2,685,651
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
9,295,000	0.13%, 09/30/2022	9,295,000
6,460,000	0.13%, 12/31/2022	6,460,252
1,920,000	0.25%, 05/31/2025	1,916,025
2,990,000	1.50%, 02/15/2030	3,161,341
390,000	2.25%, 08/15/2049	445,392
1,275,000	2.38%, 11/15/2049	1,494,689
6,295,000	2.00%, 02/15/2050	6,822,452
1,695,000	1.25%, 05/15/2050	1,534,240
3,185,000	1.63%, 11/15/2050	3,166,089
TOTAL U.S. TREASURY BONDS AND NOTES — 5.35% (Cost $34,336,504)		$ 34,295,480
Shares
COMMON STOCK
Basic Materials — 0.09%
43,327	Hexion Holdings Corp Class B(m)	530,756
1,054	Newmont Corp	63,124
		593,880
Communications — 0.17%
33,353	AT&T Inc	959,232
1,415	Cisco Systems Inc	63,321
1,234	Comcast Corp Class A	64,662
		1,087,215
Consumer, Cyclical — 0.03%
238	Home Depot Inc	63,218
630	Starbucks Corp	67,397
427	Walmart Inc	61,552
		192,167
Consumer, Non-Cyclical — 0.09%
595	Abbott Laboratories	65,146
200	Anthem Inc	64,218
365	Automatic Data Processing Inc	64,313
1,187	Coca-Cola Co	65,095
413	Johnson & Johnson	64,998
756	Merck & Co Inc	61,841
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
686	NMG Parent LLC(m)	$ 44,590
462	Procter & Gamble Co	64,283
184	UnitedHealth Group Inc	64,525
		559,009
Energy — 0.02%
703	Chevron Corp	59,368
2,835	Williams Cos Inc	56,842
		116,210
Financial — 0.04%
289	American Tower Corp REIT	64,869
90	BlackRock Inc	64,939
982	Morgan Stanley	67,296
677	Progressive Corp	66,942
		264,046
Industrial — 0.04%
248	Deere & Co	66,724
176	Lockheed Martin Corp	62,477
308	Union Pacific Corp	64,132
376	United Parcel Service Inc Class B	63,318
		256,651
Technology — 0.03%
257	Accenture PLC Class A	67,131
521	Apple Inc	69,131
299	Microsoft Corp	66,504
		202,766
Utilities — 0.02%
692	Duke Energy Corp	63,360
861	NextEra Energy Inc	66,426
		129,786
TOTAL COMMON STOCK — 0.53% (Cost $6,306,315)		$ 3,401,730
CONVERTIBLE PREFERRED STOCK
Consumer, Non-Cyclical — 0.31%
7,323	Boston Scientific Corp 5.50%(g)	800,268
10,938	Bunge Ltd 4.88%	1,189,880
		1,990,148
Energy — 0.10%
4,471	Chesapeake Energy Corp	$ 2,733
12,538	El Paso Energy Capital Trust I 4.75%	648,967
		651,700

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
Financial — 0.30%
684	Bank of America Corp 7.25%	$ 1,038,708
582	Wells Fargo & Co 7.50%	883,418
		1,922,126
Utilities — 0.05%
5,909	NextEra Energy Inc 5.28%	293,973
TOTAL CONVERTIBLE PREFERRED STOCK — 0.76% (Cost $4,728,372)		$ 4,857,947
EXCHANGE TRADED FUNDS
35,987	Invesco Senior Loan ETF(g)	801,790
5,803	iShares iBoxx $ Investment Grade Corporate Bond ETF	801,569
27,513	iShares iBoxx High Yield Corporate Bond ETF(g)	2,401,885
18,197	iShares JP Morgan USD Emerging Markets Bond ETF	2,109,214
14,731	SPDR Bloomberg Barclays High Yield Bond ETF	1,604,795

TOTAL EXCHANGE TRADED FUNDS — 1.20% (Cost $7,676,383)		$ 7,719,253
GOVERNMENT MONEY MARKET MUTUAL FUNDS
1,159,000	BlackRock FedFund Institutional Class(n), 0.00%(o)	1,159,000
1,929,000	Goldman Sachs Financial Square Government Fund Institutional Class(n), 0.02%(o)	1,929,000
1,159,000	JPMorgan U.S. Government Money Market Fund Capital Shares(n), 0.03%(o)	1,159,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.66% (Cost $4,247,000)		$ 4,247,000
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Repurchase Agreements — 1.59%
$3,438,052	Undivided interest of 6.16% in a repurchase agreement (principal amount/value $55,851,428 with a maturity value of $55,851,924) with RBC Capital Markets Corp, 0.08%, dated 12/31/20 to be repurchased at $3,438,052 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.00%, 1/5/21 - 12/20/50, with a value of $56,968,457.(n)	$ 3,438,052
3,438,052	Undivided interest of 6.31% in a repurchase agreement (principal amount/value $54,474,036 with a maturity value of $54,474,460) with Citigroup Global Markets Inc, 0.07%, dated 12/31/20 to be repurchased at $3,438,052 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 4.00%, 9/15/21 - 1/1/51, with a value of $55,563,519.(n)	3,438,052
3,352,889	Undivided interest of 6.60% in a repurchase agreement (principal amount/value $50,827,140 with a maturity value of $50,827,535) with Morgan Stanley & Co LLC, 0.07%, dated 12/31/20 to be repurchased at $3,352,889 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 2/4/21 - 12/20/50, with a value of $51,843,750.(n)	3,352,889
TOTAL SHORT TERM INVESTMENTS — 1.59% (Cost $10,228,993)		$ 10,228,993
TOTAL INVESTMENTS — 100.37% (Cost $601,617,517)		$643,626,185
OTHER ASSETS & LIABILITIES, NET — (0.37)%		$ (2,390,130)
TOTAL NET ASSETS — 100.00%		$641,236,055

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2020
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2020. Maturity date disclosed represents final maturity date.
(e)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2020.
(f)	All or a portion of this position has not settled as of December 31, 2020. The interest rate shown represents the stated spread over LIBOR or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(g)	All or a portion of the security is on loan at December 31, 2020.
(h)	Security has no contractual maturity date and pays an indefinite stream of interest.
(i)	Security in default.
(j)	Security is a payment-in-kind bond (PIK); income may be received in cash or additional securities at the discretion of the issuer.
(k)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(l)	Principal amount is stated in 100 Mexican Peso Units.
(m)	Non-income producing security.
(n)	Collateral received for securities on loan.
(o)	Rate shown is the 7-day yield as of December 31, 2020.
ETF	Exchange Traded Fund
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
Currency Abbreviations
MXN	Mexican Peso
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2020
Great-West Multi-Sector Bond Fund
ASSETS:
Investments in securities, fair value (including $14,029,752 of securities on loan)(a)	$633,397,192
Repurchase agreements, fair value(b)	10,228,993
Cash	11,449,334
Dividends and interest receivable	5,284,637
Subscriptions receivable	133,509
Receivable for investments sold	1,079,959
Total Assets	661,573,624
LIABILITIES:
Payable for director fees	5,258
Payable for investments purchased	2,659,936
Payable for other accrued fees	72,062
Payable for shareholder services fees	52,311
Payable to investment adviser	269,842
Payable upon return of securities loaned	14,475,993
Redemptions payable	2,802,167
Total Liabilities	20,337,569
NET ASSETS	$641,236,055
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$5,869,302
Paid-in capital in excess of par	590,293,735
Undistributed/accumulated earnings	45,073,018
NET ASSETS	$641,236,055
NET ASSETS BY CLASS
Investor Class	$176,480,409
Institutional Class	$464,755,646
CAPITAL STOCK:
Authorized
Investor Class	50,000,000
Institutional Class	120,000,000
Issued and Outstanding
Investor Class	12,111,811
Institutional Class	46,581,213
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$14.57
Institutional Class	$9.98
(a) Cost of investments	$591,388,524
(b) Cost of repurchase agreements	$10,228,993
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2020
Great-West Multi-Sector Bond Fund
INVESTMENT INCOME:
Interest	$27,558,881
Income from securities lending	72,806
Dividends	289,587
Total Income	27,921,274
EXPENSES:
Management fees	3,172,535
Shareholder services fees – Investor Class	604,770
Shareholder services fees – Class L(a)	6,346
Audit and tax fees	46,738
Custodian fees	39,167
Director's fees	20,086
Distribution fees – Class L(a)	4,507
Legal fees	6,073
Pricing fees	144,463
Registration fees	54,518
Shareholder report fees	9,978
Transfer agent fees	11,570
Other fees	3,168
Total Expenses	4,123,919
Less amount waived by investment adviser	152,623
Net Expenses	3,971,296
NET INVESTMENT INCOME	23,949,978
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	10,593,119
Net Realized Gain	10,593,119
Net change in unrealized appreciation on investments and foreign currency translations	17,507,652
Net Change in Unrealized Appreciation	17,507,652
Net Realized and Unrealized Gain	28,100,771
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,050,749
(a)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2020 and December 31, 2019
Great-West Multi-Sector Bond Fund	2020	2019
OPERATIONS:
Net investment income	$23,949,978	$28,651,805
Net realized gain (loss)	10,593,119	(7,785,360)
Net change in unrealized appreciation	17,507,652	52,085,111
Net Increase in Net Assets Resulting from Operations	52,050,749	72,951,556
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(6,309,245)	(3,479,270)
Class L(a)	(65,120)	(10,904)
Institutional Class	(27,306,908)	(14,200,904)
From Net Investment Income and Net Realized Gains	(33,681,273)	(17,691,078)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	47,757,316	42,874,227
Class L(a)	1,763,587	1,052,258
Institutional Class	87,242,070	89,164,836
Shares issued in reinvestment of distributions
Investor Class	6,309,245	3,479,270
Class L(a)	65,120	10,904
Institutional Class	27,306,908	14,200,904
Shares redeemed
Investor Class	(70,867,637)	(74,596,041)
Class L(a)	(3,898,502)	(587,040)
Institutional Class	(130,612,329)	(90,285,821)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(34,934,222)	(14,686,503)
Total Increase (Decrease) in Net Assets	(16,564,746)	40,573,975
NET ASSETS:
Beginning of year	657,800,801	617,226,826
End of year	$641,236,055	$657,800,801
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	3,409,002	3,190,719
Class L(a)	174,265	105,607
Institutional Class	8,910,901	9,413,234
Shares issued in reinvestment of distributions
Investor Class	442,385	257,725
Class L(a)	6,385	1,093
Institutional Class	2,776,576	1,499,623
Shares redeemed
Investor Class	(5,115,668)	(5,548,395)
Class L(a)	(389,879)	(59,105)
Institutional Class	(13,687,778)	(9,528,843)
Net Decrease	(3,473,811)	(668,342)
(a)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$13.85	0.52	0.72	1.24	(0.45)	(0.07)	(0.52)	$14.57	9.10%
12/31/2019	$12.62	0.56	0.91	1.47	(0.22)	(0.02)	(0.24)	$13.85	11.74%
12/31/2018	$13.42	0.52	(0.93)	(0.41)	(0.32)	(0.07)	(0.39)	$12.62	(3.10%)
12/31/2017	$12.85	0.47	0.33	0.80	(0.23)	—	(0.23)	$13.42	6.27%
12/31/2016	$11.88	0.52	0.82	1.34	(0.30)	(0.07)	(0.37)	$12.85	11.38%
Institutional Class
12/31/2020	$ 9.69	0.39	0.51	0.90	(0.54)	(0.07)	(0.61)	$ 9.98	9.49%
12/31/2019	$ 8.91	0.43	0.64	1.07	(0.27)	(0.02)	(0.29)	$ 9.69	12.16%
12/31/2018	$ 9.68	0.41	(0.67)	(0.26)	(0.44)	(0.07)	(0.51)	$ 8.91	(2.80%)
12/31/2017	$ 9.40	0.38	0.24	0.62	(0.34)	—	(0.34)	$ 9.68	6.68%
12/31/2016	$ 8.84	0.42	0.61	1.03	(0.40)	(0.07)	(0.47)	$ 9.40	11.79%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2020	$176,480	0.93%	0.90%	3.69%	102%
12/31/2019	$185,209	0.92%	0.90%	4.18%	81%
12/31/2018	$195,275	0.91%	0.90%	3.93%	61%
12/31/2017	$285,372	0.90%	0.90%	3.57%	19%
12/31/2016	$312,781	0.90%	0.90%	4.16%	20%
Institutional Class
12/31/2020	$464,756	0.57%	0.55%	4.04%	102%
12/31/2019	$471,986	0.56%	0.55%	4.52%	81%
12/31/2018	$421,840	0.55%	0.55%	4.31%	61%
12/31/2017	$491,759	0.55%	0.55%	3.91%	19%
12/31/2016	$409,663	0.55%	0.55%	4.51%	20%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-five funds. Interests in the Great-West Multi-Sector Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek high total investment return through a combination of current income and capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. Class L shares were previously offered but ceased operations on October 2, 2020. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2020

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments, including bank loans, are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Bank Loans	Broker quotes, Loan Syndications and Trading Association daily marks, loan analytics and market news.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market

Annual Report - December 31, 2020

research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
Municipal Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields, new issue data, and material event notices.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Exchange Traded Funds	Exchange traded close price.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2020, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 81,927,379	$ —	$ 81,927,379
Bank Loans	—	38,184,782	—	38,184,782
Corporate Bonds and Notes	—	382,656,466	—	382,656,466
Convertible Bonds	—	10,995,567	—	10,995,567
Foreign Government Bonds and Notes	—	30,850,847	—	30,850,847
Mortgage-Backed Securities	—	31,575,090	—	31,575,090
Municipal Bonds and Notes	—	2,685,651	—	2,685,651
U.S. Treasury Bonds and Notes	—	34,295,480	—	34,295,480
Common Stock	3,401,730	—	—	3,401,730
Convertible Preferred Stock	—	4,857,947	—	4,857,947
Exchange Traded Funds	7,719,253	—	—	7,719,253
Government Money Market Mutual Funds	4,247,000	—	—	4,247,000
Short Term Investments	—	10,228,993	—	10,228,993
Total Assets	$ 15,367,983	$ 628,258,202	$ 0	$ 643,626,185

Annual Report - December 31, 2020

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	2020	2019
Ordinary income	$29,395,078	$16,407,896
Long-term capital gain	4,286,195	1,283,182
	$33,681,273	$17,691,078

Annual Report - December 31, 2020

Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, real estate investment trust securities and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the Fund has reclassified $31,234 from Undistributed/accumulated earnings to Paid-in capital for December 31, 2020. Net assets of the Fund were unaffected by the reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$1,455,354
Undistributed long-term capital gains	1,584,505
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	42,033,159
Tax composition of capital	$45,073,018
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2020 were as follows:
Federal tax cost of investments	$601,593,026
Gross unrealized appreciation on investments	51,013,603
Gross unrealized depreciation on investments	(8,980,444)
Net unrealized appreciation on investments	$42,033,159
Application of Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued ASU No. 2020-04, “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU No. 2020-04). ASU No. 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates scheduled to begin at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Fund is evaluating the impact, if any, of ASU No. 2020-04 on the financial statements.
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.52% of the Fund’s average daily net assets up to $1 billion dollars, 0.47% of the Fund’s average daily net assets over $1 billion dollars and 0.42% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.55% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2021 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.

Annual Report - December 31, 2020

The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2020, the amounts subject to recoupment were as follows:
Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Recoupment of Past Reimbursed Fees by the Adviser
$29,722	$85,481	$152,623	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. and Newfleet Asset Management, LLC. The Adviser is responsible for compensating the Sub-Advisers for their services.
Effective April 29, 2020, Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class. Prior to April 29, 2020, GWL&A provided the Shareholder Services pursuant to an agreement between Great-West Funds and GWL&A. Class L shares of the Fund ceased operations on October 2, 2020.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. Prior to October 2, 2020, the Fund had entered into a plan of distribution which provided for compensation for distribution of Class L shares and for the provision of services to Class L shareholders. The distribution plan provided for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. Class L shares of the Fund ceased operations on October 2, 2020.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-five funds for which they serve as directors was $1,041,000 for the fiscal year ended December 31, 2020.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $483,718,779 and $508,903,447, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $121,362,274 and $134,334,715, respectively.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2020, the Fund had securities on loan valued at $14,029,752 and received collateral as reported on the Statement of Assets and Liabilities of $14,475,993 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.

Annual Report - December 31, 2020

Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2020. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	$9,707,481
Foreign Government Bonds and Notes	1,530,638
Convertible Preferred Stock	785,759
Exchange Traded Funds	2,452,115
Total secured borrowings	$14,475,993
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2020, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Multi-Sector Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2021
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2020, 1% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 77	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	55	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	55	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 61	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Counseling and Education Center; and former Director, Grand Junction Housing Authority	55	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	55	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 77	Independent Director	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	55	N/A
Interested Directors******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower Retirement, LLC ("Empower"); Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC ("GWCM"); formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	55	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	55	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 64	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 46	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Corporate & Investments, Empower; Associate General Counsel & Associate Secretary, Great-West Life & Annuity Insurance Company ("GWL&A"); Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS Equities, Inc.	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 53	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Accounting & Global Middle Office, Empower; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 34	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 53	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, GWCM; Director and Assistant Treasurer, GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 45	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, Empower; Assistant Treasurer, GWCM; Assistant Vice President & Assistant Treasurer, GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2021. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value and Great-West T. Rowe Price Mid Cap Growth Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the Great-West Capital Management, LLC (the “Adviser”) Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through May 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in December 2018 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 11, 2020. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,122,930 for fiscal year 2019 and $1,026,559 for fiscal year 2020.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2019 and $60,000 for fiscal year 2020. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2019 and $0 for fiscal year 2020.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2019 equaled $1,556,795 and for fiscal year 2020 equaled $2,132,450.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2021